`33 Act File No. 333-75075
                                                       `40 Act File No. 811-9275

     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 26, 2005

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

Post-Effective Amendment No. 8                                   [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 10                                                 [X]

                        (Check appropriate box or boxes)

                         GARTMORE MUTUAL FUNDS II, INC.


                  94 NORTH BROADWAY, IRVINGTON, NEW YORK 10533
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)(ZIP CODE)

       Registrant's Telephone Number, including Area Code: (914) 674-5700


                                               Send Copies of Communications to:
MARK P. BRONZO                                 CYNTHIA COBDEN, ESQ.
GARTMORE SEPARATE ACCOUNTS LLC                 SIMPSON THACHER & BARTLETT LLP
94 NORTH BROADWAY                              425 LEXINGTON AVENUE
IRVINGTON, NY 10533-1235                       NEW YORK, NEW YORK 10017
(NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective: (check appropriate box)

         [ ] immediately upon filing pursuant to paragraph (b)

         [ ] on [date] pursuant to paragraph (b)

         [ ] 60 days after filing pursuant to paragraph (a)(1)

         [X] on October 28, 2005 pursuant to paragraph (a)(1)

         [ ] 75 days after filing pursuant to paragraph (a)(2)

         [ ] on [date] pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

         [ ] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

                                Explanatory Note


This Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A includes the prospectus for Gartmore Focus Fund dated October 28, 2005, and the Statement of Additional Information for Gartmore Mutual Funds II, Inc. and Part C.

This Amendment is being filed under Rule 485(a) for the purpose of updating the Registrant's prospectus, Statement of Additional Information and exhibits.

GARTMORE MUTUAL FUNDS II, INC.

Gartmore Focus Fund

WWW.GARTMOREFUNDS.COM

PROSPECTUS

October 28, 2005

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

TABLE OF CONTENTS

FUND SUMMARY                                                                 2
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Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUND                                                          7
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Temporary Investments
Principal Investments and Techniques
Selective Disclosure of Portfolio Holdings

MANAGEMENT                                                                   8
-------------------------------------------------------------------------------
Investment Adviser
Subadviser

BUYING, SELLING AND EXCHANGING FUND SHARES                                  10
-------------------------------------------------------------------------------
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES                                                     20
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Distributions of Income Dividends
Distributions of Capital Gains
Reinvesting Distributions
State and Local Taxes
Selling Fund Shares
Exchanging Fund Shares
Non-U.S. Investors

FINANCIAL HIGHLIGHTS                                                        22
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ADDITIONAL INFORMATION                                              BACK COVER
-------------------------------------------------------------------------------

FUND SUMMARY

THIS PROSPECTUS PROVIDES INFORMATION ABOUT THE GARTMORE FOCUS FUND (THE "FUND") OFFERED BY GARTMORE MUTUAL FUNDS II, INC. (THE "COMPANY"). THE FOLLOWING SECTIONS SUMMARIZE KEY INFORMATION ABOUT THE FUND, INCLUDING INFORMATION REGARDING THE INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES, PRINCIPAL RISKS, PERFORMANCE AND FEES FOR THE FUND. THE FUND'S INVESTMENT OBJECTIVE CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. MORE DETAILED INFORMATION ABOUT THE RISKS AND INVESTMENT TECHNIQUES OF THE FUND CAN BE FOUND IN "MORE ABOUT THE FUND" BEGINNING ON PAGE 7. "YOU" AND "YOUR" REFER TO POTENTIAL INVESTORS AND CURRENT SHAREHOLDERS OF THE FUND.

BECAUSE THIS FUND INVESTS IN FEWER UNDERLYING SECURITIES THAN MOST MUTUAL FUNDS, THE FUND MAY PRESENT SUBSTANTIALLY HIGHER RISKS AND GREATER VOLATILITY THAN OTHER FUNDS. THE FUND IS NOT APPROPRIATE FOR CONSERVATIVE INVESTORS. THE FUND SUMMARY CONTAINS A DISCUSSION OF THE PRINCIPAL RISKS OF INVESTING IN THE FUND. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT THE FUND WILL MEET ITS OBJECTIVE OR THAT THE FUND'S PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

A QUICK NOTE ABOUT SHARE CLASSES

The Fund has the following share classes:
o    Class A
o    Class B
o    Class C
o    Institutional Class

The fees, sales charges and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets of the Fund. Having different share classes simply lets you choose the cost structure that is right for you.

The fees and expenses for the Fund are set forth in the Fund Summary. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares -- Choosing a Share Class" beginning on page 10.

FUND SUMMARY -- GARTMORE FOCUS FUND

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term growth of capital.

The Fund invests primarily in common stocks selected for their growth potential. Gartmore Mutual Fund Capital Trust ("GMF"), the Fund's investment adviser, has selected Gartmore Separate Accounts LLC ("GSA LLC") as the subadviser to manage the Fund's portfolio on a day to day basis. GSA LLC utilizes both a "top down" and "bottom up" approach in constructing the portfolio. The "top down" approach is a screening process which narrows the available number of stock investments from thousands of large cap stocks to several hundred potential stocks. The "top down" approach takes into consideration such macro-economic factors as Federal Reserve policy, interest rates, inflation, and the domestic economy. This approach helps the portfolio manager focus his analysis on the most attractive business sectors within the overall market. The "bottom up" analysis is then performed on potential stocks in these targeted business sectors by identifying individual companies with both attractive earnings potential and sustainable growth characteristics that may not be recognized by the market at large. Twelve-month target prices are established for all individual companies reviewed, with minimum hurdle rates of capital appreciation potential required before a stock will be added to the portfolio. Realization of income is not a significant investment consideration. Any income realized on the Fund's investments will be incidental to its objective.

Under normal market conditions, the Fund will invest at least 80% of its total assets in common stocks and American, global or other types of depositary receipts of companies with market capitalizations of $5 billion or more which GSA LLC believes have growth potential.

Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers. The Fund will typically invest in securities issued by approximately 20 to 30 companies.

The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of GSA LLC, the securities of a particular issuer will appreciate in value due to a specific development with respect to that issuer.

The Fund may invest up to 20% of its total assets in high quality money market instruments, and repurchase agreements, U.S. government obligations, high quality short-term debt securities and investment grade bonds, notes and debentures. In addition, the Fund may invest without limit in U.S. government obligations and high quality short-term debt securities or money market instruments if GSA LLC determines that a temporary defensive position is advisable or to meet anticipated redemption requests. When such a defensive strategy is in effect, the Fund may not achieve its investment objective.

The following frequently asked questions are included to help you better understand an investment in the Fund.

Q: WHAT IS "MARKET CAPITALIZATION"?

A: Market capitalization is the most common way to measure the size of a company. It is simply the number of outstanding shares of the company multiplied by the current share price. Under normal market conditions, the Fund will invest at least 80% of its total assets in companies with market capitalization of $5 billion or more.

Q: HOW FREQUENTLY WILL SECURITIES BE PURCHASED AND SOLD?

A: The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in the Fund's portfolio whenever GSA LLC believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. To a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted by GSA LLC's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.


DEPOSITARY RECEIPT RISK. The Fund can invest in depositary receipts which are securities issued by financial institutions such as banks or trust companies, which represent ownership in underlying securities issued by foreign companies. These securities carry additional risks associated with investing in foreign securities, such as changes in currency exchange rates, lack of public information about the foreign company and political, social and economic instability in the company's country. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as issuer-sponsored depositary receipts.

PORTFOLIO TURNOVER RISK. GSA LLC may engage in active and frequent trading of all or part of the securities held by the Fund if it believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning shares of the Fund.

GROWTH STYLE RISK. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

If the value of the Fund's investments goes down, you may lose money.

SPECIAL SITUATION COMPANIES RISK. Special situation companies are companies which may be subject to acquisitions, consolidations, mergers, reorganizations or other unusual developments that can affect a company's market value. If the anticipated benefits of the development do not materialize, the value of the special situation company may decline.

SHORT-TERM SECURITIES RISK. If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements, U.S. government obligations or short-term debt securities, it could reduce the Fund's potential returns. In addition, the value of debt securities tends to fall when prevailing interest rates rise which could affect the value of the Fund's shares. Short-term debt securities are generally less sensitive to interest rate changes than longer-term securities.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, the increase or decrease in value of the Fund's holdings in a single issuer may have a greater impact on the Fund's net asset value and total return. Since this Fund normally uses a core portfolio of approximately 20 to 30 stocks, this risk may be increased.

For more detailed information about the Fund's investments and risks, see "More about the Fund" on page 7.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility--or variability--of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS - CLASS A SHARES (CALENDAR YEARS ENDED DECEMBER 31) (1)

Best Quarter:       29.52% 4th qtr. of 1999
Worst Quarter:     -26.45% 3rd qtr. of 2001

The Fund's year-to-date total return as of September 30, 2005, was [    ]%.

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.


                                                                                                                      SINCE
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004(1)                    ONE YEAR          FIVE YEARS         INCEPTION (2)
----------------------------------------------------------------------------------------------------------------------------
Class A shares - Before Taxes                                               -3.03%                                 -9.72%
Class A shares - After Taxes on Distributions                               -3.03%                                 -9.72%

Class A shares - After Taxes on Distributions and Sale of                   -1.97%                                 -7.95%
Shares(3)
Class B shares - Before Taxes                                               -2.97%                                 -9.06%
Class C shares - Before Taxes                                                1.91%                                 -8.92%
Institutional Class Shares - Before Taxes(4)                                 2.70%                                 -8.76%
S&P 500 Index(5)                                                            10.87%                                 -0.69%
Russell 1000 Growth Index(6)                                                 6.30%                                 -5.33%

(1)  These returns reflect performance after sales charges, if any.
(2)  The Fund began operations on July 27, 1999.
(3) "Class A shares-After Taxes on Distributions and Sale of Shares" may be higher than the other return figures because, when capital loss occurs on redemption of Fund shares, a tax deduction benefits the investor.
(4) These returns through December 31, 2004 were achieved prior to the creation of Institutional Class shares and include the performance of the Fund's Class A shares. Excluding the effect of fee waivers and reimbursements, such prior performance is substantially similar to what Institutional Class shares would have produced because Institutional Class shares invest in the same portfolio of securities as Class A shares. The performance for Institutional Class shares has been restated to reflect the fact that the Institutional Class does not have sales charges, but does not reflect the lower fees applicable to such class.
(5) The S&P 500 Index is an unmanaged index of 500 widely held stocks of large U.S. companies. These returns do not include the effect of any sales charges or expenses. If sales charges or expenses were deducted, the actual return of this Index would be lower.
(6) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of the stocks of the companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower. The Russell 1000(R) Growth Index is a registered trademark of The Frank Russell Company which does not sponsor and is not affiliated in any way with the Fund.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR                                    CLASS A            CLASS B        CLASS C         INSTITUTIONAL
INVESTMENT)(1)                                               SHARES             SHARES         SHARES          CLASS SHARES
----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge                                          5.75%(2)            None           None                  None
(Load) imposed on
purchases (as a percentage
of offering price)

Maximum Deferred Sales                                         None              5.00%(3)       1.00%(4)               None
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)

Maximum Redemption/                                           2.00%              2.00%          2.00%                 2.00%
Exchange Fee (as a percentage
of amount redeemed
or exchanged)(5)


ANNUAL FUND OPERATING EXPENSES                              CLASS A            CLASS B        CLASS C         INSTITUTIONAL
(DEDUCTED FROM FUND ASSETS)                                  SHARES             SHARES         SHARES          CLASS SHARES
----------------------------------------------------------------------------------------------------------------------------
Management Fees                                               0.55%              0.55%          0.55%                 0.55%
Distribution and/or Service
(12b-1) Fees                                                  0.25%              1.00%          1.00%                  None
Other Expenses                                                1.61%              1.61%          1.61%                 1.61%
----------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                          2.41%              3.16%          3.16%                 2.16%
Before Fee Waivers/Expense
Reimbursements
Amount of Fee
Waivers/Expense
Reimbursements(6)                                             0.51%              1.26%          1.26%                 0.26%
----------------------------------------------------------------------------------------------------------------------------

TOTAL ANNUAL FUND OPERATING EXPENSES
(AFTER FEE WAIVERS/EXPENSE
REIMBURSEMENTS)(7)                                            1.90%              1.90%          1.90%                 1.90%

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares --Front-end Sales Charges" on page 12.

(3) A contingent deferred sales charge ("CDSC") ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for nine years. See "Buying, Selling and Exchanging Fund Shares--Selling Shares--Contingent deferred sales charge (CDSC) on Class B and Class C shares" beginning on page 15.

(4) A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares--Selling Shares--Contingent deferred sales charge (CDSC) on Class B and Class C shares" on page 15.

(5) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 30 days after the date they were acquired. This fee does not apply to shares purchased prior to November 1, 2003 and through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares--Exchanging Shares--Excessive Trading" on page 17.

(6) Gartmore Distribution Services, Inc., the Fund's distributor, has contractually agreed to waive a portion of its Distribution and Service Fees relating to Fund shares of capital stock that the Fund has issued other than pursuant to one or more broker-dealer agreements through April 26, 2006.

(7) GMF, GSA LLC and the Company have entered into a written contract limiting operating expenses (excluding any taxes, interest, and brokerage fees) to 1.90% for each of the Fund's classes of shares at least through June 30, 2006. GMF has agreed to waive fees or reimburse expenses so that total operating expenses of the Fund will not exceed 1.90%. GMF may recoup waived fees or reimbursed expenses in the following year if the repayment can be made within the total expense limit.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and an expense limitation for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                           1 YEAR            3 YEARS            5 YEARS            10 YEARS
----------------------------------------------------------------------------------------------------------------------------
Class A shares                                               $757(1)          $1,237             $1,743              $3,127
Class B shares                                               $693             $1,157             $1,745              $3,290
Class C shares                                               $293               $857             $1,545              $3,379
Institutional Class Shares                                   $193               $651             $1,136              $2,473

You would pay the following expenses on the same investment if you did not sell your shares(2):

                                                           1 YEAR            3 YEARS          5 YEARS            10 YEARS(3)
----------------------------------------------------------------------------------------------------------------------------
Class B shares                                               $193               $857           $1,545                $3,290
Class C shares                                               $193               $857           $1,545                $3,379

(1) Assumes a CDSC will not apply. The example does not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included, your costs would be higher.

(2) Expenses paid on the same investment in Class A shares do not change whether or not you sell your shares.

(3) Reflects conversion of Class B shares into Class A shares at the beginning of the month following the ninth anniversary of the date of purchase.

MORE ABOUT THE FUND

TEMPORARY INVESTMENTS

Generally, the Fund will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if the Fund's adviser or subadviser believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities;
(2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the Investment Company Act of 1940, as amended, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Fund may use the following principal investment(s) and technique(s) in an effort to increase returns, protect assets or diversify investments.

DEPOSITARY RECEIPTS. The Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively, "depositary receipts"). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

COMPANIES IN SPECIAL SITUATIONS. The Fund may invest in securities of an issuer that GSA LLC believes will appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt-to-equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from:

(i) significant changes in industry structure through regulatory developments or shifts in competition;

(ii)  a new or improved product, service, operation or technological advance;

(iii) changes in senior management; or (iv) significant changes in cost structure.

The Statement of Additional Information ("SAI") contains additional information about the Fund, including the Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is available in the Fund's SAI. The Fund currently posts the top ten portfolio holdings for the Fund's fiscal quarter on the Fund's internet site at www.gartmorefunds.com. The top 10 holdings are available no earlier than 10 business days after the end of the Fund's fiscal quarter and will remain available until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission.

MANAGEMENT

INVESTMENT ADVISER -- GARTMORE MUTUAL FUND CAPITAL TRUST

Gartmore Mutual Fund Capital Trust ("GMF"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. Subject to the supervision of the Board of Directors, GMF provides a continuous investment program and determines from time to time the securities purchased, sold or exchanged, the portion of the Fund's assets that will be managed by GSA LLC as subadviser and monitors the performance of GSA LLC. Currently, GMF has determined that all of the Fund's assets will be managed by GSA LLC although GMF could manage some Fund assets directly in the future. GMF was organized in 1999 and advises mutual funds. As of September 30, 2005, GMF and its U.S. affiliates had approximately $[ ] billion in assets under management, including approximately $[ ] billion managed by GMF.

The Fund pays GMF a management fee, which is calculated daily and paid monthly based on the Fund's average daily net assets, of 0.55% of the first $1 billion in assets and 0.50% for assets greater than $1 billion. The total management fee paid by the Fund to GROUPAMA Asset Management N.A., ("GAMNA"), the Fund's predecessor investment adviser and GSA LLC, the Fund's interim investment adviser, from July 1, 2003 to August 14, 2004, expressed as a percentage of the Fund's average daily net assets, was 0.55%. The total management fee paid by the Fund to GMF for the period from August 15, 2004 to May 31, 2005 was 0.44% of the Fund's daily net assets.

GMF, GSA LLC and the Company have entered into an expense limitation agreement. The agreement sets a limit of 1.90% on the operating expenses of the Fund until June 30, 2006 and requires GMF to waive its management fee or reimburse expenses if operating expenses exceed that limit. The Fund is required to repay GMF the amount of fees waived or expenses reimbursed for the following year if the Fund's total operating expenses do not exceed the 1.90% limit.

SUBADVISER -- GARTMORE SEPARATE ACCOUNTS LLC

Effective on May 12, 2003, a GMF affiliate acquired GAMNA. Immediately following the acquisition, GSA LLC, a newly registered investment adviser, assumed the investment advisory and operational responsibilities of GAMNA and employed substantially all of GAMNA's personnel, including the Fund's portfolio manager.

Concurrent with the closing of the acquisition, GAMNA Series Funds, Inc. was renamed Gartmore Mutual Funds II, Inc. and the GAMNA Focus Fund was renamed the Gartmore Focus Fund.

GSA LLC, 94 North Broadway, Irvington, New York 10533, is the subadviser to the Fund. Subject to the supervision of GMF and the Directors, GSA LLC is responsible for purchasing, holding and selling investments for the Fund. GSA LLC furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Fund.

GSA LLC currently serves as investment adviser to individual, corporate, charitable and retirement accounts. GSA LLC was formed in January 2003 as a Delaware limited liability company and is and was registered effective May 12, 2003 as the successor investment adviser to GAMNA. As of September 30, 2005, GSA LLC manages approximately $[ ] billion in assets. Out of its management fee, GMF pays GSA LLC an annual subadvisory fee, based on the Fund's average daily net assets and not taking into account any applicable waivers, of 0.3575% of the first $1 billion in assets and 0.325% for assets greater than $1 billion.

PORTFOLIO MANAGERS

MARK P. BRONZO is the Portfolio Manager of the Fund and is responsible for making investment decisions and for the day-to-day management of the Fund's portfolio. Mr. Bronzo is assisted by Daniel W. Portanova and Joseph C. O'Connor.

Mr. Bronzo is a Managing Director of GSA LLC and is primarily responsible for management of GSA LLC's equity accounts. From 1999 to 2003, Mr. Bronzo was Senior Vice President, Management Director, and Chief Investment Officer of GAMNA. From 1989 to 1999, Mr. Bronzo served as Vice President, Chief Investment Officer and served as Treasurer from 1989 to 1996 of the Sorema N.A. Group and served as Senior Vice President of its wholly-owned subsidiary, Sorema North America Reinsurance Company from 1998 to 1999. From 1989 to 1998, he also served as Director, Vice President and Chief Investment Officer of its affiliate, Fulcrum Insurance Company. He also served as Vice President and Chief Investment Officer of another Sorema affiliate, C&C Consultants, Inc., from 1989 to 1997. His responsibilities at each company were the setting of investment policy and guidelines and supervising broker-dealer relationships. Mr. Bronzo has an MBA in Finance from New York University and a BA in Economics from Boston College.

DANIEL W. PORTANOVA is a Managing Director of GSA LLC and is primarily responsible for the management of GAMNA's taxable bond portfolios and for assisting Mr. Bronzo in forecasting Federal Reserve Board policy and analyzing the economic background and relative attractiveness of industry sectors in which GSA LLC equity accounts, including the Fund, may invest. From 1999 to 2003, Mr. Portanova was Senior Vice President, Managing Director, Treasurer and Board Member of GAMNA. Mr. Portanova served as Senior Vice President from 1998 to 1999 and Vice President from 1995 to 1998 of Sorema North America Reinsurance Company. From 1993 to 1995, Mr. Portanova was a Managing Director at General Reinsurance Asset Management, where he was one of two portfolio managers with investment discretion over more than $4 billion in assets. From 1989 to 1993, Mr. Portanova was a taxable fixed income portfolio manager for General Reinsurance. Mr. Portanova earned an MBA from Duke University's Fuqua School of Business and a BA in Economics from Boston College.

JOSEPH C. O'CONNOR is a Managing Director of GSA LLC and is primarily responsible for the management of GSA LLC's mid-cap portfolio and for assisting Mr. Bronzo in forecasting Federal Reserve Board policy and analyzing the economic background and relative attractiveness of industry sectors in which GSA LLC's equity accounts, including the Fund, may invest. From 2000 to 2003, Mr. O'Connor was a Senior Vice President,

Managing Director and Board Member of GAMNA. Mr. O'Connor served as Managing Director of the Corporate Bond Department of Donaldson Lufkin & Jenrette from 1989 to 2000. Mr. O'Connor earned a BS in Finance from St. John's University, graduating second in his class.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS. The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund, if any.

BUYING, SELLING AND EXCHANGING FUND SHARES

CHOOSING A SHARE CLASS

As noted in the Fund Summary, the Fund offers different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Fund are available to all investors.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:
o    Class A shares

Contingent Deferred Sales Charge (CDSC):
o    Class B shares if you sell your shares within six years of purchase
o    Class C shares if you sell your shares within one year of purchase

Sales charges are paid to the Fund's distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Institutional Class shares are available to a limited group of investors as discussed below. There are no sales charges on Institutional Class shares. For investors who are eligible to purchase Institutional Class shares, the purchase of such shares will be preferable to purchasing the other classes of shares of the Funds. If an institution or retirement plan has hired an intermediary, the intermediary can help determine which class is appropriate for that retirement plan or other institutional account if the account is eligible to invest in more than one class of shares. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer. An intermediary may receive different compensation depending upon which class is chosen.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

Class A shares                          Class B shares                                 Class C shares
-----------------------------------     -----------------------------------------      -------------------------------------
Front-end sales charge means that a     No front-end sales charge, so your full        No front-end sales charge, so your
portion of your initial investment      investment immediately goes toward buying      full investment immediately goes
goes toward the sales charge, and       shares                                         toward buying shares
is not invested

Reductions and waivers of the sales     No reductions of the CDSC available, but       Like Class B shares, no reductions
charge available                        waivers available                              of the CDSC are available, but
                                                                                       waivers are available

Lower expenses than Class B and         Higher distribution and service fees than      Higher distribution and service
Class C shares mean higher              Class A shares mean higher fund expenses       fees than Class A shares mean
dividends per share                     and lower dividends per share                  higher fund expenses and lower
                                                                                       dividends per share

Conversion features are not             After nine years, Class B shares convert       Unlike Class B shares, Class C
applicable                              into Class A shares, which reduces future      shares do not automatically convert
                                        fund expenses                                  into another class

No sales charge when shares are         CDSC if shares are sold within six years:      CDSC of 1% is applicable if shares
sold back to the Fund                   5% in the first year, 4% in the second, 3%     are sold in the first year after
                                        in the third and fourth years, 2% in the       purchase
                                        fifth, and 1% in the sixth year

No maximum investment limit             Investments of $100,000 or more may be         Investments of $1,000,000 or more
                                        rejected(1)                                    may be rejected(2)



(1)  This limit was calculated based on a nine-year holding period.
(2)  This limit was calculated based on a one-year holding period.

Class A, Class B and Class C shares each pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

If you want lower annual fund expenses, Class A shares may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower front-end sales charge than you would for Class A shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Fund reserves the right to reject an order of $100,000 or more for Class B shares or $1,000,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

WHO CAN BUY INSTITUTIONAL CLASS SHARES

The Institutional Class shares are available for purchase only by the following:

o funds of funds offered by the Distributor or other affiliates of the Company

o retirement plans if no third-party administrator for the plan receives compensation from the Funds

o institutional advisory accounts of GMF or its affiliates and those having client relationships with an affiliate of GMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related retirement plans and rollover individual retirement accounts from such institutional advisory accounts

o a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee

o registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser derives compensation for its services exclusively from its clients for such advisory services

o high net-worth individuals who invest directly with a Fund and who do not utilize a broker, investment adviser or other financial intermediary Eligible entities wishing to purchase or sell Institutional Class shares should contact Customer Service at 800-848-0920 for information regarding such purchases and sales.

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of the Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of the Fund. Generally, NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by the Fund, allocable to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Fund does not calculate NAV on the following days:

o    New Year's Day
o    Martin Luther King, Jr. Day
o    Presidents' Day
o    Good Friday
o    Memorial Day
o    Independence Day
o    Labor Day
o    Thanksgiving Day
o    Christmas Day
o    Other days when the New York Stock Exchange is closed

The Fund reserves the right not to determine NAV when:

o    It has not received any orders to purchase, sell or exchange shares

o    Changes in the value of the Fund's portfolio do not affect the NAV

FAIR VALUATION

In determining NAV, the Fund's assets are valued primarily on the basis of market quotations. However, the Board of Directors has adopted procedures for making "fair value" determinations if market quotations are not readily available or if the Fund's administrator or agent believes a market price does not represent fair value. Fair value determinations are required for securities whose value is affected by a "significant" event that materially affects the value of a domestic or a foreign security and which occurs subsequent to the time of close of the principal market on which such security trades but prior to the calculation of the Fund's NAV.

The Fund's foreign equity securities holdings, if any, will also be valued at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the time that a Fund's NAV is calculated. Due to the time differences between the closings of the relevant foreign securities exchanges and the time that the Fund's NAV is calculated, the Fund will fair value its foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. The Fund will use fair value pricing in an attempt to take into account how certain events may impact the last closing price for a particular security that is traded in a foreign market after that foreign market has closed. This will be based on how such events are perceived (positive, negative or neither) in U.S. markets. For these purposes, the Board of Directors of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of securities may occur on a daily basis. The fair value pricing by the Fund utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of the Fund. When the Fund uses fair value pricing, the values assigned to the Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market or by news after the last market pricing of the security, the Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which the Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

MINIMUM INVESTMENT--CLASS A, B & C SHARES
-----------------------------------------------------------------------------
TO OPEN AN ACCOUNT (PER FUND)                                         $2,000
TO OPEN AN IRA ACCOUNT (PER FUND)                                     $1,000
ADDITIONAL INVESTMENTS (PER FUND)                                       $100
TO START AN AUTOMATIC ASSET ACCUMULATION PLAN                         $1,000
ADDITIONAL AUTOMATIC ASSET ACCUMULATION PLAN TRANSACTION                 $50
MINIMUM INVESTMENTS--INSTITUTIONAL CLASS SHARES
-----------------------------------------------------------------------------
TO OPEN AN ACCOUNT                                                $1,000,000
ADDITIONAL INVESTMENTS                                                  NONE

IN-KIND PURCHASES. The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. IF YOU PURCHASE SHARES THROUGH AN ACCOUNT AT A BROKER, DIFFERENT MINIMUM ACCOUNT REQUIREMENTS MAY APPLY. THESE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT PLANS OR OMNIBUS ACCOUNTS. CALL 800-848-0920 FOR MORE INFORMATION.

FRONT-END SALES CHARGES

CLASS A SHARES

Class A Shares are sold at their public offering price. This price equals NAV plus the initial sales charge, if applicable. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

The chart below shows the applicable Class A front-end sales charges, which decrease as the amount of your investment increases.

                                                    SALES CHARGE                           DEALER
                                                        AS A                             COMMISSION
                                                    PERCENTAGE OF                           AS A
                                                                                       PERCENTAGE OF
                                                                                          OFFERING
AMOUNT OF PURCHASE                                                                         PRICE
----------------------------------------------------------------------------------------------------------
                                            OFFERING                  AMOUNT
                                                                     INVESTED
                                              PRICE              (APPROXIMATELY)
----------------------------------------------------------------------------------------------------------
Less than $50,000                             5.75%                    6.10%                5.00%
$50,000 to $99,999                            4.75                     4.99                 4.00
$100,000 to $249,999                          3.50                     3.63                 3.00
$250,000 to $499,999                          2.50                     2.56                 2.00
$500,000 to $999,999                          2.00                     2.04                 1.75
$1 million or more                            None                     None                 None

CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

There are no front-end sales charges for purchases of Class A shares of the Fund of $1 million or more. You can purchase $1 million or more in Class A shares of the Fund at one time, or you can utilize the Family Member Discounts, Lifetime Additional Discounts and Letter of Intent Discounts as described below.

You may qualify for a reduced Class A sales charge if you own or are purchasing shares of the Funds. You may also qualify for a waiver of the Class A sales charges. To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other intermediary at the time of your purchase that you qualify for such a reduction or waiver. If you do not inform Customer Service or your intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver to which you are entitled. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it. See "Reduction of Class A sales charges" and "Waiver of Class A sales charges" below and "Reduction of Class A sales charges" and "Net Asset Value Purchase Privilege (Class A shares only)" in the SAI for more information.

You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. This information regarding breakpoints is also available at www.gartmorefunds.com/buy/ptbreak.jsp.

REDUCTION OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

o An increase in the amount of your investment. The table above shows how the sales charge decreases as the amount of your investment increases.

o Family Member Discount. Members of your family who live at the same address can combine investments in the Fund with investments in Class A shares of funds of Gartmore Mutual Funds (collectively with the Fund, "Gartmore Funds") Class A shares, possibly reducing the sales charge.

o Lifetime Additional Discount. You can add the value of any of the Gartmore Funds' Class A shares you already own with the value of the shares you are purchasing, which may reduce the applicable sales charge.

o Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

o No sales charge on a repurchase. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

o Letter of Intent Discount. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares of the Gartmore Funds and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following purchasers:

o Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.

o Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor.

o Any person who pays for the shares with the proceeds of the sales of Class D shares of another Gartmore Fund since the Fund currently does not offer Class D shares. To qualify for this specific sales charge waiver, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver).

o    Retirement plans.

o Trustees/Directors and retired Trustees/Directors of the Company, Gartmore Variable Insurance Trust and Gartmore Mutual Funds (including their predecessors).

o Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies.

o    Any investment advisory clients of GMF, GSACT and their affiliates.

o Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Delaware Farm Bureau, Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, West Virginia Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.).

o    Any endowment or non-profit organization.

o Any life insurance company separate account registered as a unit investment trust.

o Any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees.

o Any person who previously owned Class R shares of the Montgomery Global Opportunities Fund, Montgomery Global Focus Fund, or Montgomery Partners Equity Plus Fund.

Additional information regarding investors eligible for sales charge waivers may be found in the SAI.

WAIVER OF CLASS C SALES CHARGES

The CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company. Further information about waiver of this sales charge is available in the Fund's SAI.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for nine years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. The Fund will not issue share certificates. When buying shares, be sure to specify the class of shares you wish to purchase.

BY MAIL. Complete and mail the application with a personal check made payable to: Gartmore Focus Fund, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Fund will not accept cash, credit cards, third-party checks, starter checks, money orders or credit card checks.

BY BANK WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 and the wire must be received by the custodian bank prior to the calculation of the Fund's NAV (generally as of 4 p.m. Eastern Time) or your order will be placed on the next business day. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear Fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice-response system to make purchases. Customer Service Representatives are also available 8 a.m. to 9 p.m., Eastern Time, Monday through Friday.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download the Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.


ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS 800-848-0920

Our customized voice-response system is available 24 hours a day, seven days a week. Customer Service Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding the regulatory materials that we send you.

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, unless the broker-dealer or other financial intermediary agree to do so, the Funds must obtain the following information for each person that opens a new account:

o    name;

o    date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing); and

o Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

SELLING SHARES

PROPERLY COMPLETED ORDERS CONTAIN ALL NECESSARY PAPERWORK TO AUTHORIZE AND COMPLETE THE TRANSACTION. THE FUND MAY REQUIRE ALL ACCOUNT HOLDER SIGNATURES, UPDATED ACCOUNT REGISTRATION AND BANK ACCOUNT INFORMATION AND, DEPENDING ON CIRCUMSTANCES, A SIGNATURE GUARANTEE.

You can sell or, in other words, redeem your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Fund receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased may be delayed up to 10 business days from the date of purchase to allow time for the check to clear.

The Fund may also delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

Under extraordinary circumstances the Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about the Fund's ability to make such a redemption in-kind, see the SAI.


RESTRICTIONS ON SALES

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

MEDALLION SIGNATURE GUARANTEE--CLASS A, CLASS B, CLASS C AND INSTITUTIONAL CLASS SHARES

A medallion signature guarantee is required for sales of shares in any of the following instances:

o    your account address has changed within the last 15 calendar days,

o the redemption check is made payable to anyone other than the registered shareholder,

o    the proceeds are mailed to any address other than the address of record, or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The amount of the sales charge will decrease as illustrated in the following chart:

                                                                                                                    7 YEARS
SALE WITHIN              1 YEAR         2 YEARS        3 YEARS        4 YEARS         5 YEARS        6 YEARS        OR MORE
----------------------------------------------------------------------------------------------------------------------------
Sales charge                 5%              4%             3%             3%              2%             1%             0%

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

With respect to the CDSC for both Class B and Class C shares, the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC.

We do not impose a CDSC on Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Fund will deposit an amount equal to any CDSC on Class B or Class C shares you paid. We will also waive the CDSC on Class B or Class C if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section entitled "Signature Guarantee--Class A, Class B, Class C and Institutional Class shares" above.

BY TELEPHONE. Calling 1-800-848-0920 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. Customer Service Representatives are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use the voice-response system to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Fund will use procedures to confirm that telephone instructions are genuine. If the Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Fund may record telephone instructions to sell shares. The Fund reserves the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Fund can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Gartmore Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848-0920 or on our website, www.gartmorefunds.com. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Fund reserves the right to require the original document if you fax your letter.


ACCOUNTS WITH LOW BALANCES--CLASS A, CLASS B AND CLASS C SHARES

If the value of your Class A, B or C shares of the Fund falls below $2,000 ($1,000 for IRA accounts), we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Company has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B and Class C shares of the Fund to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B and Class C shares of the Fund pay the Distributor compensation which is accrued daily and paid monthly. The Fund shall pay amounts not exceeding an annual amount of:

CLASS                                     AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares                            0.25% (all of which is service fee)
Class B shares                            1.00% (of which 0.25% is service fee)
Class C shares                            1.00% (of which 0.25% is service fee)

Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

REVENUE SHARING

The Distributor and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other of their own resources. The Distributor may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of the Fund on a preferred or recommended list, access to an intermediary's personnel, and other factors. The amount of these payments is determined by the Distributor

The manager or an affiliate may make similar payments under similar arrangements.

In addition to the payments described above, the Distributor or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary's personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan's named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, the Distributor or its affiliates may pay or allow other incentives or payments to intermediaries.

The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include:

o    the Fund's Distributor and other affiliates of the manager,

o    broker-dealers,

o    financial institutions, and

o other financial intermediaries through which investors may purchase shares of the Fund.

Notwithstanding the revenue sharing payments described above, all investment advisers and subadvisers to the Fund are prohibited from considering a broker-dealer's sale of any of the Fund's shares.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

EXCHANGING SHARES

You can exchange the shares of the Fund that you own for shares of another fund within Gartmore Funds (except the Gartmore Morley Capital Accumulation Fund or any other Gartmore Fund not currently accepting purchase orders) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets that fund's minimum investment requirement. For example, you can exchange Class A shares of the Fund for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B or Class C shares of another fund.

Generally, there is no sales charge for exchanges of Class B or Class C shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of the Fund that are subject to a CDSC into another Gartmore Fund and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Fund. Exchanges into the Prime Shares of the Money Market Fund are permitted from Class A, Class B and Class C shares of the Fund. If you exchange Class B or Class C shares for Prime Shares of the Gartmore Money Market Fund, the time you hold the shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B or Class C shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C shares, the time you held Class B or Class C shares prior to the exchange to the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

CAPITAL GAINS TAXES
EXCHANGING SHARES IS CONSIDERED A SALE AND PURCHASE OF SHARES FOR FEDERAL AND STATE INCOME TAX PURPOSES. THEREFORE, IF THE SHARES YOU EXCHANGE ARE WORTH MORE THAN YOU PAID FOR THEM, YOU MAY HAVE TO PAY FEDERAL AND/OR STATE INCOME TAXES. FOR MORE INFORMATION, SEE "DISTRIBUTION AND TAXES -- EXCHANGING FUND SHARES" ON PAGE 21.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares--How to place your purchase order" on page 13 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic exchange privileges unless you decline this option on your application. The Company reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE TRADING

The Fund seeks to deter short-term or excessive trading (often described as "market timing"). Excessive trading (either frequent exchanges between Gartmore Funds or sales and repurchases of Gartmore Funds within a short time period) may:

o    disrupt portfolio management strategies,

o    increase brokerage and other transaction costs, and

o    negatively affect fund performance.

Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield
(junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Fund's Board of Directors has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Fund:

MONITORING OF TRADING ACTIVITY

The Fund, through the investment adviser and/or subadviser and their agents, monitor selected trades and flows of money in and out of the Fund in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Fund may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

RESTRICTIONS ON TRANSACTIONS

The Fund has broad authority to take discretionary action against market timers and against particular trades. It also has sole discretion to:

o Restrict purchases or exchanges that it or its agents believe constitute excessive trading.

o Reject transactions that violate the Fund's excessive trading policies or its exchange limits.

The Fund has also implemented redemption and exchange fees to discourage excessive trading and to help offset the expense of such trading.

In general:

o    An exchange equaling 1% or more of the Fund's NAV may be rejected; and

o Redemption and exchange fees are imposed on certain Gartmore Funds. These Gartmore Funds will assess either a redemption fee if you sell your Fund shares or an exchange fee if you exchange your Fund shares into another Gartmore Fund.

FAIR VALUATION

The Fund has fair value pricing procedures in place as described above.
Despite its best efforts, the Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, the Fund may not be able to prevent all market timing and its potential negative impact.

REDEMPTION FEES

The Fund will assess a redemption fee of 2.00% of the total redemption amount if you sell your shares (of any class) after holding them for less than 30 days. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions and other costs associated with short-term trading of Fund shares. For the purpose of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale.

EXCHANGE FEES

The following Gartmore Funds may assess the fee listed below on the total value of shares that are exchanged out of one of these funds into another Gartmore Fund if you have held the shares of the fund with the exchange fee for less than the minimum holding period listed below:

FUND                                                     EXCHANGE/  MINIMUM HOLDING
                                                    REDEMPTION FEE    PERIOD (DAYS)
------------------------------------------------------------------------------------
Gartmore China Opportunities Fund                             2.00%              90
------------------------------------------------------------------------------------
Gartmore Emerging Markets Fund                                2.00%              90
------------------------------------------------------------------------------------
Gartmore Global Financial Services Fund                       2.00%              90
------------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund                          2.00%              90
------------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund                        2.00%              90
------------------------------------------------------------------------------------
Gartmore Global Technology and Communications Fund            2.00%              90
------------------------------------------------------------------------------------
Gartmore Global Utilities Fund                                2.00%              90
------------------------------------------------------------------------------------
Gartmore International Growth Fund                            2.00%              90
------------------------------------------------------------------------------------
Gartmore Micro Cap Equity Fund                                2.00%              90
------------------------------------------------------------------------------------
Gartmore Mid Cap Growth Fund                                  2.00%              90
------------------------------------------------------------------------------------
Gartmore Mid Cap Growth Leaders Fund                          2.00%              90
------------------------------------------------------------------------------------
Gartmore Small Cap Fund                                       2.00%              90
------------------------------------------------------------------------------------
Gartmore Small Cap Growth Fund                                2.00%              90
------------------------------------------------------------------------------------
Gartmore Small Cap Leaders Fund                               2.00%              90
------------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Long-Short Fund                  2.00%              90
------------------------------------------------------------------------------------
Gartmore Value Opportunities Fund                             2.00%              90
------------------------------------------------------------------------------------
Gartmore Worldwide Leaders Fund                               2.00%              90
------------------------------------------------------------------------------------
Gartmore Focus Fund                                           2.00%              30
------------------------------------------------------------------------------------
Gartmore Growth Fund                                          2.00%              30
------------------------------------------------------------------------------------
Gartmore Large Cap Value Fund                                 2.00%              30
------------------------------------------------------------------------------------
Gartmore Nationwide Fund                                      2.00%              30
------------------------------------------------------------------------------------
Gartmore Nationwide Leaders Fund                              2.00%              30
------------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund                             2.00%              30
------------------------------------------------------------------------------------
Gartmore Bond Fund                                            2.00%               5
------------------------------------------------------------------------------------
Gartmore Bond Index Fund                                      2.00%               5
------------------------------------------------------------------------------------
Gartmore Convertible Fund                                     2.00%               5
------------------------------------------------------------------------------------
Gartmore  and Government Bond Fund                            2.00%               5
------------------------------------------------------------------------------------
Gartmore High Yield Bond Fund                                 2.00%               5
------------------------------------------------------------------------------------
Gartmore International Index Fund                             2.00%               5
------------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund                            2.00%               5
------------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund                                   2.00%               5
------------------------------------------------------------------------------------
Gartmore Short Duration Bond Fund                             2.00%               5
------------------------------------------------------------------------------------
Gartmore Small Cap Index Fund                                 2.00%               5
------------------------------------------------------------------------------------
Gartmore Tax-Free Fund                                        2.00%               5
------------------------------------------------------------------------------------

The exchange fee is paid directly to the applicable Fund from which shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. If you exchange assets into a Fund with an exchange fee, a new period begins at the time of the exchange.

EXCEPTIONS TO THE REDEMPTION/EXCHANGE FEE. Only certain intermediaries have agreed to collect the Fund's redemption or exchange fee from their customer's accounts. In addition, the redemption or exchange fee does not apply to certain types of accounts held through intermediaries, including:

o    Certain broker wrap fee and other fee-based programs;

o Certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption or exchange fee on its underlying customers' accounts; and

o Certain intermediaries that do not or cannot report to the Fund sufficient information to impose a redemption or exchange fee on their customers' accounts.

To the extent that a redemption fee or exchange fee cannot be collected on particular transactions and excessive trading occurs, then the remaining Fund shareholders bear the expense of such frequent trading. In addition, the redemption or exchange fee does not apply to:

o    Shares sold or exchanged under regularly scheduled withdrawal plans

o    Shares purchased through reinvested dividends or capital gains

o Shares sold following the death or disability of a shareholder; with respect to the disability of a shareholder, the shareholder's determination of disability and subsequent sale must have occurred within the 90-day (or 30-day) period the fee is active. In addition, if shares are exchanged into the Gartmore Money Market Fund following the death or disability of a shareholder, the exchange fee will not apply.

o Shares sold in connection with mandatory withdrawals from traditional IRAs after age 701/2 years and other required distributions from retirement accounts

o Shares sold or exchanged from retirement accounts within 30 days of an automatic payroll deduction

o Shares sold or exchanged by any "Fund of Funds" that is affiliated with the Fund

With respect to shares sold or exchanged following the death or disability of a shareholder, in connection with a required distribution from a retirement account, or within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the redemption or exchange fee should not apply. You may have to produce evidence that you qualify for the exception before you will receive it.

DISTRIBUTIONS AND TAXES

THE FOLLOWING INFORMATION IS PROVIDED TO HELP YOU UNDERSTAND THE INCOME AND CAPITAL GAINS YOU CAN EARN WHEN OWNING FUND SHARES, AS WELL AS THE FEDERAL INCOME TAXES YOU MAY HAVE TO PAY ON THIS INCOME. FOR TAX ADVICE REGARDING YOUR PERSONAL TAX SITUATION, PLEASE SPEAK WITH YOUR TAX ADVISER.

DISTRIBUTIONS OF INCOME DIVIDENDS

Each quarter, the Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless such dividends are designated as qualified dividend income (as described below) in the case of individual shareholders or you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported on a Form 1099, which we will send to you during tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions, if properly designated, may be eligible for the corporate dividends-received deduction. In addition, for taxable years beginning on or before December 31, 2008, distributions of income dividends designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met. A portion of each year's distributions may be derived from qualified dividend income.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gains, if any, realized by the Fund (meaning the gains from sales of securities over any losses from sales), will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as such no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2008 (after which time the maximum rate will increase to 20%). The tax status of capital gains distributed to you during the year will be reported on a Form 1099. You will incur tax liability on distributions whether you take payment in cash or reinvest them to purchase additional Fund shares. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the Fund. You may request a payment in cash in writing if distributions are in excess of $5. You will be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be cancelled and the money will be reinvested in the Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

CHANGING YOUR DISTRIBUTION OPTION IF YOU WANT TO CHANGE YOUR DISTRIBUTION OPTION, YOU MUST NOTIFY US BY THE RECORD DATE FOR A DIVIDEND OR DISTRIBUTION IN ORDER FOR IT TO BE EFFECTIVE FOR THAT DIVIDEND OR DISTRIBUTION.

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such distributions and proceeds.

When withholding is required, the amount will be 28% for taxable years beginning on or before December 31, 2010 (after which time the rate will increase to 31%). Backup withholding is not an additional tax and any amounts withheld will be allowed as a refund or a credit against your federal income tax liability if the appropriate information is provided timely to the Internal Revenue Service.

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

DISTRIBUTIONS AND TAXES

SELLING FUND SHARES

When you sell your shares in the Fund, you may realize a capital gain or loss, which is subject to federal income tax. The amount of tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2008 (after which time the maximum rate will increase to 20%); and short-term capital gains are taxed as ordinary income. Capital gains from your sale of Fund shares is not reported by the Fund on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

EXCHANGING FUND SHARES

Exchanging your shares of a Fund for another Fund within the Gartmore Funds is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset certain capital gains you may have.

NON-U.S. INVESTORS

Non-U.S. investors may be subject to U.S. withholding or estate tax and are subject to special U.S. tax certification requirements.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE FISCAL YEARS. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN THE FUND, ASSUMING REINVESTMENT ALL DIVIDENDS AND DISTRIBUTIONS AND NO SALES CHARGES. THE INFORMATION FOR THE FISCAL YEAR ENDED JUNE 30, 2004 WAS AUDITED BY PRICEWATERHOUSECOOPERS LLP AND THE INFORMATION FOR THE FISCAL YEARS ENDED JUNE 30, 2003, 2002, 2001 AND 2000 WAS AUDITED BY KPMG LLP, WHOSE REPORTS, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, ARE INCLUDED IN THE ANNUAL REPORT, WHICH IS AVAILABLE UPON REQUEST.

GARTMORE FOCUS FUND

[TO BE INSERTED]

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents -- which may be obtained free of charge -- contain additional information about the Fund:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o    Annual Report

o    Semi-Annual Report

In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a document free of charge, contact us at the address or number listed below. The Fund's annual and semi-annual report (when available) and Statement of Additional Information are available on the Funds website at www.gartmorefunds.com.

FOR ADDITIONAL INFORMATION CONTACT:
Gartmore Funds P.O. Box 182205
Columbus, Ohio 43218-2205 614-428-3278 (fax)

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:
800-848-0920 (toll free, 8 a.m. - 9 p.m. Eastern Time, Monday through Friday)

FOR 24-HOUR ACCESS:
800-848-0920 (toll free)
Also, visit the Gartmore Funds' website at www.gartmorefunds.com

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC) You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:
Public Reference Room in Washington, D.C. (For their hours of operation, call 202-942-8090.)

BY MAIL:
Securities and Exchange Commission Public Reference Section Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:
www.sec.gov

BY ELECTRONIC REQUEST:
publicinfo@sec.gov

THE COMPANY'S INVESTMENT COMPANY ACT FILE NO.: 811-9275
Gartmore Funds P.O. Box 182205
Columbus, Ohio 43218-2205
PR-FOCUS 10/05

WWW.GARTMOREFUNDS.COM

                         GARTMORE MUTUAL FUNDS II, INC.

                               GARTMORE FOCUS FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                             Dated October 28, 2005

This Statement of Additional Information ("SAI") sets forth information about Gartmore Mutual Funds II, Inc. and its portfolio, Gartmore Focus Fund, which may be of interest to investors but which is not necessarily included in the Prospectus dated October 28, 2005 and as supplemented from time to time (the "Prospectus") offering shares of Gartmore Focus Fund. This SAI should be read in conjunction with the Prospectus. The audited financial statements of the Gartmore Focus Fund (the "Fund") for the fiscal year ended June 30, 2005 are _________________into this SAI from its Annual Report. You may obtain free copies of the Prospectus and Annual Report by contacting the Gartmore Focus Fund at the address or phone number listed below.

This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective Prospectus.

For more information about your account, simply call or write Gartmore Focus Fund at:

                                 (800) 848-0920

                                 Gartmore Funds
                                 P.O. Box 182205
                            Columbus, Ohio 43218-2205

                                TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
THE FUND                                                                   1
INVESTMENT POLICIES AND RESTRICTIONS                                       1
DISCLOSURE OF PORTFOLIO HOLDINGS                                           9
MANAGEMENT OF THE COMPANY                                                 11
CODE OF ETHICS                                                            17
THE INVESTMENT ADVISER AND THE SUBADVISER                                 17
PORTFOLIO MANAGERS                                                        19
DISTRIBUTION AGREEMENT                                                    21
DISTRIBUTION PLANS                                                        23
OTHER SERVICE PROVIDERS                                                   25
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION                           27
PROXY VOTING POLICIES                                                     29
PORTFOLIO TURNOVER                                                        29
PURCHASES, REDEMPTIONS AND EXCHANGES                                      30
DETERMINATION OF NET ASSET VALUE                                          35
PERFORMANCE INFORMATION                                                   36
TAX MATTERS                                                               40
EXPENSES                                                                  46
GENERAL INFORMATION                                                       46
CONTROL PERSONS AND PRINCIPAL HOLDERS                                     47
FINANCIAL STATEMENTS                                                      48
APPENDIX A                                                               A-1
APPENDIX B                                                               B-1

                                    THE FUND

Gartmore Mutual Funds II, Inc. (formerly known as GAMNA Series Funds, Inc., the "Company") is an open-end investment company which was organized as a corporation under the laws of the State of Maryland on March 18, 1999. The Company presently consists of a single series, Gartmore Focus Fund (formerly known as the GAMNA Focus Fund, the "Fund"). The Fund is non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Fund are collectively referred to in this SAI as the "Shares."

The Company's Board of Directors provides broad supervision over the affairs of the Company, including the Fund. Gartmore Mutual Fund Capital Trust ("GMFCT") is the investment adviser for the Fund. Gartmore Separate Accounts LLC ("GSA") serves as the subadviser for the Fund. Gartmore SA Capital Trust serves as the Company's administrator and supervises the overall administration of the Company, including the Fund.

                      INVESTMENT POLICIES AND RESTRICTIONS

INVESTMENT POLICIES

The Prospectus sets forth the various investment policies of the Fund. The following information supplements and should be read in conjunction with the related sections of the Prospectus. Except as specifically set forth below under "Investment Restrictions," the investment policies of the Fund (including the Fund's investment objective) are non-fundamental and may be changed without the approval of the shareholders of the Fund. In the event of a change in the Fund's investment objective, shareholders will be given at least 30 days' written notice prior to such a change. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") see Appendix A.

DEPOSITARY RECEIPTS. The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. Bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of the Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR,

GDR or EDR representing ownership of common stock will be treated as common stock.

The Fund may invest in depositary receipts through "sponsored" or "unsponsored" facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Depositary receipts carry additional risks associated with investing in foreign securities. These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity than comparable domestic securities, the possible imposition of withholding taxes on income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers.

MONEY MARKET INSTRUMENTS. The Fund may invest in cash or high-quality, short-term money market instruments. Money market instruments may include the following types of instruments:

--obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

-- obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

-- obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

-- asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any Nationally Recognized Securities Rating Organization ("NRSRO");

--repurchase agreements;

--bank or savings and loan obligations;

-- commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

-- bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

-- high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by an NRSRO or, if not rated, deemed to be of comparable quality by the applicable adviser or subadviser;

-- extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period, and if the extendable commercial notes are determined to be illiquid.; and

-- unrated short term (maturing in 397 days or less) debt obligations that are determined by the Fund's investment adviser or subadviser to be of comparable quality to the securities described above.

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

- the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
- the Federal Home Loan Banks whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
- the Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives;
- the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government. However, the Secretary of the Treasury has the authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.

Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPs are sold at a deep discount from their face value. Because the principal portion of the STRIPs does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPs' purchase price and its face value.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable rate master demand note (a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

BANK OBLIGATIONS. Bank obligations that may be purchased by the Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

Investments in the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industry. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. In connection with the purchase of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers by the Fund, the Fund's custodian, or a sub-custodian, will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which it may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. The Fund's investment adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks.

BORROWINGS. The Fund may borrow money from banks, limited by SEC rules to 33-1/3% of its total assets (including the amount borrowed), and may engage in reverse repurchase agreements which may be considered a form of borrowing. In addition, the Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes. The Fund will not purchase securities when bank borrowings exceed 5% of the Fund's total assets, except that the Fund may purchase securities during such time to the extent only that the Fund's receivables for securities sold exceeds the amount of such borrowings at the time of purchase.

The Fund expects that its borrowings will be on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. The Fund generally retains the right to interest and principal payments on the security. When required by guidelines of the SEC, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act (see "Borrowing").

Reverse repurchase agreements may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related reverse repurchase agreements. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the reverse repurchase agreement, the Fund's investment adviser or subadviser believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

OTHER INVESTMENT COMPANIES. To the extent permitted by the 1940 Act, the Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies. No more than 5% of the Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund.

SECURITIES LOANS. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 102% (105% for non-U.S. securities) of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive at least 100% cash collateral of the type discussed in the preceding paragraph from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund's board of directors must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. The Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with the Fund. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this SAI, means the vote of the lesser of (i) 67% or more of the shares of the Fund present or represented by proxy at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

         (1) borrow money, except that the Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings;

         (2) make loans, except that the Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities;
                  (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets; and (iv) delays in the settlement of securities transactions will not be considered loans;

         (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

         (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Fund from investing in securities or other instruments backed by physical commodities;

         (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. Investments by the Fund in marketable securities of companies engaged in such activities are not hereby precluded;

         (6) issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act; or

         (7) underwrite securities issued by other persons except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

The following investment restrictions of the Fund may be changed without the approval of the shareholders of the Fund. The Fund may not:

         (1) hold more than 25% of its total assets in securities of any single issuer and, with respect to 50% of its total assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its total assets in the securities of any one issuer other than obligations of the U.S. government, its agencies and instrumentalities;

         (2) make short sales of securities, including short sales "against the box," or purchase securities on margin except for short-term credit necessary for clearance of portfolio transactions;

         (3)      invest more than 15% of its net assets in illiquid securities;
                  or

         (4) write, purchase or sell any put or call option or any combination thereof.

If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation; provided, however, that the Fund will be required to reduce its outstanding borrowings in accordance with the requirements of the 1940 Act if its asset coverage falls below 300%. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Directors will consider what actions, if any, are appropriate to maintain adequate liquidity.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Directors of the Company has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Fund's investment advisers, principal underwriter or affiliated persons of the Fund's investment advisers or principal underwriter. The Fund's general policy with respect to the release of portfolio holdings is to withhold release of information regarding the securities that comprise the Fund's portfolio on any given date, until at least 15 days after such date and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. The policy and related procedures are applicable to the Fund's investment adviser, and sub-adviser to the Fund. The Fund applies this policy uniformly to all including individual and institutional investors; intermediaries; affiliated persons of the Fund; and to all third party service providers and rating agencies except in the limited exceptions specifically set forth below. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

Exceptions to the portfolio holdings release policy described above can only be authorized by the Chief Investment Officer, the Chief Administration Officer or their duly authorized delegate and will be made only when:

         o The Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;
         o The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and
         o The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Fund's fiduciary duties.

Portfolio holdings information that is not publicly available will be released selectively and only pursuant to the exceptions described above. In most cases where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 10 business days old. Nevertheless, the Chief Investment Office, The Chief Administrative Officer or their duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holding information. The Fund currently posts the top ten portfolio holdings on the Fund's public Internet site at www.gartmorefunds.com. The top ten portfolio holdings are updated quarterly and are available fifteen days after the end of each quarter end. The Fund also discloses its complete portfolio holdings information quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Fund's fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds' fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

Under this policy, the receipt of compensation by the Fund, investment adviser, or subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information is not to be deemed a legitimate business purpose and is strictly forbidden.

Eligible third parties to whom portfolio holdings information may be released in connection with the Fund's legimate business purpose for releasing such information in advance of general release include the following:

         o Data consolidators (including ratings agencies);
         o Fund rating/ranking services and other data providers; and
         o Service providers to the Fund.

The Investment Adviser and/or the Fund entered ongoing arrangements with the following parties for the release of non-public information about the Fund's portfolio securities subject to a duty of trust or confidence to the information or the Fund:

NAME                                     INFORMATION DISCLOSED              FREQUENCY DISCLOSED  LAG TIME
----                                     ---------------------              -------------------  --------
Institutional Shareholder Services       Complete Portfolio Holdings        Daily                (1)
FT Interactive Data Pricing Service      Complete Portfolio Holdings        As Needed            (1)
Provider
JP Morgan Chase                          Complete Portfolio Holdings        As Needed            (1)
Fund Rating Agencies
Lipper                                   Complete Portfolio Holdings and    Monthly              5 Business
                                         Top 10 Holdings                                         Day
Investment Company Institute             Complete Portfolio and Top 10      Monthly              5th
                                         Holdings                                                Business
                                                                                                 Day
Morningstar                              Complete Portfolio Holdings and    Monthly              7th
                                         Top 10 Holdings                                         Business
                                                                                                 Day
Fund's Independent Auditors              Complete Portfolio Holdings        As Needed
Fund Counsel                             Complete Portfolio Holdings        As Needed

If portfolio holdings information is disclosed to third parties in violation of any provision of this policy, the information will be immediately filed with the SEC, or by another method or combination of methods that is reasonably designed to effect broad, non-exclusionary distribution of the information to the public.

The Fund's investment adviser conducts periodic reviews of compliance with the policy and the Fund's CCO provides annually a report to the Board of Directors regarding the operation of the policy and any material changes recommended as a result of such review. The investment advisers' compliance staff will also annually submit to the Board a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.

                            MANAGEMENT OF THE COMPANY

The operations of the Company are managed under the direction of the Board of Directors. The Board establishes the Fund's policies and reviews the management of the Fund. The Board meets regularly to review the activities of the officers, who are responsible for the day-to-day operations of the Fund. Information about the Directors and the officers of the Company is set forth below. Unless otherwise indicated, the address of each Director and officer is 94 North Broadway Irvington, New York 10533.

======================================================================================================================
                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                TERM OF                                                    IN FUND         OTHER
                               OFFICE AND                                                  COMPLEX     DIRECTORSHIPS
  NAME (AGE) ADDRESS AND       LENGTH OF         PRINCIPAL OCCUPATION(S)                 OVERSEEN BY       HELD BY
  POSITION(S) WITH FUND       TIME SERVED(1)     DURING PAST FIVE YEARS                    DIRECTOR       DIRECTOR(2)
======================================================================================================================
                                                INDEPENDENT DIRECTORS
======================================================================================================================
James Carluccio (51)                Since    Pilgrim Advisors, Inc., Managing Director,        1           None
Director, Member of Audit           1999     1999-present; Technology Solutions Company,
Committee                                    1992-1999; Andersen Consulting, Partner,
                                             1976-1992.
======================================================================================================================
Edward Fogarty (46)                 Since    Attorney, White & McSpedon, P.C.,                 1           None
Director, Member of Audit           1999     1999-present; Attorney, Fogarty & Fogarty
Committee                                    PC, 1984-1999.

======================================================================================================================
Jonathan M. Rather (45)             Since    General Partner and Chief Financial Officer       1           None
Director, Member of Audit           1999     of Welsh, Carson, Anderson & Stowe, a
Committee                                    private equity investment firm in health
                                             care and information services,
                                             1999-present; Chief Operating
                                             Officer and Chief Financial Officer
                                             of Goelet Corporation, an
                                             investment management company,
                                             1985-1999.
======================================================================================================================
                                                INTERESTED DIRECTOR(3)
======================================================================================================================
Mark P. Bronzo (44)                 Since    Managing Director and Member of Board of          1           None
Chairman, President & Chief         1999     Managers of Gartmore Separate Accounts LLC,
Executive Officer                            1999-present; Senior Vice President,
                                             1998-2003, Vice President
                                             1995-1998, Managing Director and
                                             Board Member of GAMNA (formerly
                                             Sorema Asset Management Company),
                                             1998-2003.
======================================================================================================================

======================================================================================================================
                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                TERM OF                                                    IN FUND         OTHER
                               OFFICE AND                                                  COMPLEX     DIRECTORSHIPS
  NAME (AGE) ADDRESS AND       LENGTH OF         PRINCIPAL OCCUPATION(S)                 OVERSEEN BY       HELD BY
  POSITION(S) WITH FUND       TIME SERVED(1)     DURING PAST FIVE YEARS                    DIRECTOR       DIRECTOR(2)
======================================================================================================================
                                           OFFICERS WHO ARE NOT DIRECTORS
======================================================================================================================
Joseph C. O'Connor (44)             Since    Managing Director and Member of the Board        N/A           N/A
Senior Vice President               2000     of Managers of Gartmore Separate Accounts
                                             LLC, 2003-present; Senior Vice President,
                                             Managing Director and Board Member
                                             of GAMNA, 2000-2003; Managing
                                             Director, Corporate Bond Department
                                             of Donaldson Lufkin & Jenrette
                                             Securities, 1989-2000.
======================================================================================================================
Daniel W. Portanova (44)            Since    Managing Director and Member of the Board        N/A           N/A
Senior Vice President,              1999     of Managers of Gartmore Separate Accounts
Treasurer and Chief Operating                LLC, 2003-present; Senior Vice President,
Officer                                      Managing Director and Board Member of GAMNA
                                             1998-2003;Vice President and Managing
                                             Director of Sorema Asset Management
                                             Company, 1995-1998.
======================================================================================================================

(1) Each Director and officer serves for an indefinite term, until his/her successor is elected.
(2) Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
     Section 15(d) of the Exchange Act.
(3) Mr. Bronzo, is an employee of Gartmore Global Investments, an affiliate of the Fund, and the Portfolio Manager for Gartmore Separate Accounts LLC, and is deemed to be an "interested person" of the Fund as the term is defined in the 1940 Act, as a result of their positions with these entities.

RESPONSIBILITIES OF THE BOARD OF DIRECTORS
AND ITS COMMITTEES

BOARD OF DIRECTORS. The primary responsibility of the Board of Directors is to represent the interests of the shareholders of the Fund and to provide oversight management of the Fund. Currently the Board is comprised of four individuals, one of whom is considered "interested" Directors. The Board generally will meet at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board of Directors held seven meetings during the fiscal year ended June 30, 2005 five of which were in-person meetings.

Robert T. Adams and Vincent Benefico resigned as members of the Board of Directors and the Audit Committee effective July 27, 2005.

Currently, the Board has an Audit Committee, a Pricing Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

AUDIT COMMITTEE. The Board has an Audit Committee comprised of Messrs. Carluccio, Fogarty and Rather, each of whom are considered Independent Directors of the Fund. The Audit Committee has the responsibility, among other things, to
(1) select the Fund's independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditors' certifications; (4) review with such independent auditors the adequacy of the Fund's basic accounting system and the effectiveness of the Fund's internal accounting controls; and (5) pre-approve all engagements for audit and non-audit functions to be provided by the independent auditor and all engagements for non-audit services. The Audit Committee met three times during the fiscal year ended June 30, 2005.

PRICING COMMITTEE. The Pricing Committee is composed of Mark P. Bronzo, and Jonathan M. Rather. The Pricing Committee, under procedures established by the Board, determines a price for a security held by a fund for which market quotations are not readily available or at such time that market quotations cease to be available. The Pricing Committee reports its findings to the full Board on a quarterly basis, as necessary. The Pricing Committee did not meet during the fiscal year ended June 30, 2005.

NOMINATING COMMITTEE. The Nominating Committee nominates Directors. The Nominating Committee is comprised of Messrs. Carluccio, Fogarty and Rather, each of whom is considered an Independent Director of the Fund. They consider nominees recommended by shareholders of the Fund who submit recommendations in writing to the Committee in care of the Secretary of the Fund and include biographical information about their nominees. The Nominating Committee did not meet during the fiscal year ended June 30, 2005.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of the Fund's equity securities beneficially owned by each Director as of September 30, 2005.

-------------------------------------------------------------------------------------------------------------
                                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                                               SECURITIES IN ALL REGISTERED
                                                                             INVESTMENT COMPANIES OVERSEEN BY
                                  DOLLAR RANGE OF EQUITY                      DIRECTORS WITHIN THE FAMILY OF
       NAME OF DIRECTOR           SECURITIES IN THE FUND                           INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------------------
Mark P. Bronzo
-------------------------------------------------------------------------------------------------------------
James S. Carluccio
-------------------------------------------------------------------------------------------------------------
Edward Fogarty, Jr.
-------------------------------------------------------------------------------------------------------------
Jonathan M. Rather
-------------------------------------------------------------------------------------------------------------

As a group, the Directors and officers of the Fund owned less than 1% of Class A Shares and owned less than 1% of Class B and Class C Shares of the Fund, as of August 1, 2005.

As of September 30, 2005, the Independent Directors or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities or interests of the Fund's Investment Adviser or

Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser or Distributor, nor enter any transaction with such entities or have any relationships with such entities.

Each Independent Director receives a fee, which consists of an annual retainer of $8,500 and a meeting fee of $1,000 for each Board meeting attended. Each Director is also reimbursed for expenses incurred in attending each meeting of the Board of Directors or any committee thereof. The Fund does not pay any pension or retirement benefits.

The following table sets forth the compensation paid by the Fund for the year ended June 30, 2005 to each of the Independent Directors*:

-------------------------------------------------------------------------------------------------------------
                              AGGREGATE COMPENSATION PAID         TOTAL COMPENSATION FROM
  NAME OF DIRECTOR                 FROM THE FUND                COMPLEX PAID TO DIRECTORS(1)
-------------------------------------------------------------------------------------------------------------
Robert T. Adams*                      $12,500                             $12,500
-------------------------------------------------------------------------------------------------------------
Vincent Benefico*                     $13,500                             $13,500
-------------------------------------------------------------------------------------------------------------
James S. Carluccio                    $13,500                             $13,500
-------------------------------------------------------------------------------------------------------------
Edward Fogarty, Jr.                   $13,500                             $13,500
-------------------------------------------------------------------------------------------------------------
Jonathan M. Rather                    $13,500                             $13,500
-------------------------------------------------------------------------------------------------------------

(1) The Fund is one of 87 mutual funds managed by Gartmore Mutual Fund Capital Trust or its affiliates as of June 30, 2005.

* Independent Directors Adams and Benefico resigned as Members of the Board and Audit Committee effective, July 27, 2005.

The Articles of Incorporation provide that the Company will indemnify its Directors and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Company, unless, as to liability to the Company or its shareholders, they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices.

INVESTMENT ADVISORY ARRANGEMENTS

Gartmore Mutual Fund Capital Trust ("GMFCT") acts as the investment adviser for the Fund pursuant to the Investment Advisory Agreement. Gartmore Separate Account LLC ("GSA LLC") serves as subadviser for the Fund pursuant to the Subadvisory Agreement (the Investment Advisory Agreement together with the Subadvisory Agreement, the "Agreements"). Each of the Agreements must be approved at least annually (a) by the vote of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Company's Board of Directors who are not parties to the New Agreements or "interested persons" (as such term is defined in the 1940 Act) of any such party (the "Independent Directors"). The Agreements may be terminated at any time, without the payment of any penalty, by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Company's entire Board of Directors on 60 days' written notice to GMFCT or GSA LLC, as the case may be, or by GMFCT or GSA LLC, as the case may be, on 60 days' written notice to the Company and GMFCT, if the notice is sent by GSA LLC. Each of the Agreements shall terminate automatically in the event of its assignment. The Agreements provide that GMFCT and GSA LLC, as applicable, shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Agreements, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or by reason of reckless disregard of its obligations under the Agreements.

At a meeting held in person on July 27, 2005, the Board met to discuss, among other things, the renewal of the Agreements. In approving the Agreements, the Board of Directors (including all of the Independent Directors voting separately) primarily considered whether approving the renewal of the Agreements would be in the best interest of the Fund and its shareholders, which included an evaluation of the nature and quality of services provided under the Agreements and the overall fairness of the agreements to the Fund.

At the July 27, 2005 meeting, the Board, including the Independent Directors voting separately, unanimously agreed to renew each of the Agreements for a period of one year, or through August 15, 2006. In making this decision, Fund counsel assisted the Independent Directors in their deliberations prior to and during the Board meeting and in the meeting's executive session.

In considering whether to approve the continuation of the Agreements, the Board reviewed materials provided by GMFCT, GSA LLC, and Fund counsel, which included, among other things, information concerning GMFCT and GSA LLC's business personnel and operations, services, compensation by the Fund, and compliance activities, a detailed profitability analysis with respect to GMFCT, and GSA LLC, and the statistical information provided by Lipper Inc. ("Lipper"), an independent provider of investment company data, regarding the expenses and performance of the Fund and the expenses and performance results for a group of funds that was determined by Lipper to be similarly sized to, and utilizing a similar investment strategy as, the Fund (hereinafter, the "Lipper Group"). Fund counsel also provided a memorandum outlining the legal duties of the Board with respect to, among other things, the approval of the continuation of the Agreements.

The Board considered factors relating to both the selection of GMFCT and GSA LLC and the approval of the fees when reviewing the Agreements. In particular, the Board considered the following: (i) the qualifications of GMFCT and GSA LLC, including the nature, quality, and scope of the services provided and the investment performance of the Fund, (ii) the reasonableness of the advisory fees, (iii) the operating expenses of the Fund, (iv) portfolio transactions, (v) the profitability of GMFCT and GSA LLC and their affiliates with respect to their relationship to the Fund, (vi) the possible alternatives to the management and subadvisory arrangements from the standpoint of the Fund and the Fund's shareholders.

In considering whether to approve the continuation of the Agreements, the Board and Independent Directors did not identify any single factor as, nor was any single factor, determinative to their decision. The Board and Independent Directors concluded that the Board and the Independent Directors were satisfied with the services provided by GMFCT and GSA LLC to the Fund and with the investment performance and reasonable expense levels (including advisory fees) of the Fund as well as the general responsiveness of Gartmore to the issues raised. Based upon the Board's review and consideration of these factors and other matters deemed relevant in reaching an informed business judgment, the Board, including the Independent Directors, believed that the continuation of the Agreements was in the best interests of the Fund and the Fund's shareholders and approved the renewal of the Agreements for an additional one-year period.

                                 CODE OF ETHICS

The Fund, GMFCT, GSA LLC and Gartmore Distribution Services, Inc. have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act. Directors, officers and employees of the Fund, GMFCT and GSA LLC are required to abide by the provisions under their respective code of ethics. Each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Fund). On an annual basis, the Board of Directors will review reports regarding the code of ethics, including information on any material violations of the code.

                    THE INVESTMENT ADVISER AND THE SUBADVISER

GMFCT is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Subject to such policies as the Board of Directors may determine, and under the terms of the Advisory Agreement, GMFCT is responsible for investment decisions for the Fund and provides such investment advice and supervision as it deems necessary for the proper supervision of the Fund's investments. GMFCT provides a continuous investment program and determines from time to time the securities purchased, sold or exchanged and what portion of the Fund's assets that shall be managed by GSA LLC as subadviser. GMFCT also oversees certain administrative, compliance and accounting services for the Fund. Pursuant to the terms of the Advisory Agreement, GMFCT is permitted to render services to others.

GMFCT is a wholly-owned subsidiary of Gartmore Global Investments Inc. ("Gartmore"), which in turn is majority-owned by Gartmore Global Asset Management Trust, which in turn is wholly-owned by Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

GMFCT, 1200 River Road, Conshohocken, PA 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. Subject to the supervision and direction of the Directors, GMFCT also monitors the performance of GSA LLC, the Fund's subadviser. GMFCT was organized in 1999 and advises mutual funds. As of September 30, 2005, GMFCT and its U.S. affiliates had approximately $[ ] billion in assets under management, including approximately $[ ] billion managed by GMFCT.

Gartmore is the U.S. component of Gartmore Group, the global asset management arm of Nationwide. The affiliated advisers that comprise the Gartmore Group collectively manage more than $[ ] billion in nontaxable and taxable assets. Gartmore Group's clients include individuals as well as institutions such as corporate and public pension plans, foundations, endowments, mutual fund companies and insurance companies.

GSA LLC is a registered investment adviser under the Investment Advisers Act of 1940. Subject to such policies as the Board of Directors may determine, and under the terms of the Subadvisory Agreement, GSA LLC is responsible for purchasing, holding and selling investments for the Fund and provides such investment advice and supervision as it deems necessary for the proper supervision of the Fund's investments. GSA LLC furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Fund. Pursuant to the terms of the Subadvisory Agreement, GSA LLC is permitted to render services to others.

GSA LLC is a majority-owned subsidiary of Gartmore SA Capital Trust (60%) and the remaining interest is held by five officers of GSA (40%). Gartmore SA Capital Trust is a wholly-owned subsidiary of Gartmore, which is majority-owned by Gartmore Global Asset Management Trust. The remaining outstanding shares of Gartmore common stock is held by certain employees of Gartmore. Gartmore Global Asset Management Trust is wholly-owned by Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policy holders. The address for the Gartmore entities is listed above. The address for the Nationwide entities listed above is One Nationwide Plaza, Columbus, OH 43215.

On May 12, 2003, Gartmore acquired Groupama Asset Management N.A. ("Groupama" or "GAMNA"), the former investment adviser of the Fund. Immediately following the acquisition, GSA LLC, a newly registered investment adviser, assumed the investment advisory and operational responsibilities of Groupama and employed substantially all of Groupama's personnel, including the Fund's portfolio manager. Groupama was formed as a joint venture between Finama Asset Management and Sorema N.A. Holding Corporation ("Sorema N.A."). Two of the principals of Groupama originally were the in-house investment department of Sorema N.A. beginning in 1989. Groupama became a separate company and started to manage assets for outside clients in 1995 under the name Sorema Asset Management Company. In 1998, Sorema Asset Management Company changed its name to Groupama. Mark P. Bronzo has continually managed the equity assets of GSA LLC and its predecessors and affiliates since 1995. GSA LLC currently serves as investment adviser to individual, corporate, and retirement accounts.

In consideration of the services provided by GMFCT pursuant to the Advisory Agreement, GMFCT is entitled to receive an investment advisory fee from the Fund computed daily and paid monthly based on a rate equal to a percentage of the Fund's average daily net assets specified in the Prospectus.

In consideration of the services provided by GSA LLC pursuant to the Subadvisory Agreement, GSA LLC is entitled to receive an investment subadvisory fee from GMFCT computed daily and paid monthly based on a rate equal to a percentage of the Fund's average daily net assets specified in the Prospectus.

GMFCT received $[ ]in advisory fees for the fiscal year ended June 30, 2005. GMFCT received $[ ]in advisory fees for the fiscal year ended June 30, 2004. GMFCT received $[ ]in advisory fees for the period May 12, 2003 to June 30, 2003. The Fund paid advisory fees to GAMNA, its previous investment adviser, $219,455 for the period July 1, 2002 to May 11, 2003, and for the fiscal years ended June 30 as follows:

                                  AMOUNT PAID                     AMOUNT WAIVED
                                  -----------                     -------------
2002                                $428,472                           $0
2001                                $757,677                           $0

GMFCT has agreed, until June 30, 2006, to waive or reduce a portion of its investment management advisory fees or remit to the Fund an amount so that total expenses will not exceed 1.90%. The Fund is required to reimburse GMFCT for any advisory fees waived during the year if it can do so within its 1.90% expense limitation.

                               PORTFOLIO MANAGERS

The following is information regarding each portfolio manager identified in the prospectus. The information includes: (i) the dollar range of the portfolio manager's investments in the Fund; (ii) a description of the portfolio manager's compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interst that might arise from the management of multiple accounts.

                         INFORMATION AS OF JUNE 30, 2005

INVESTMENTS IN THE FUND
-----------------------
                                                  DOLLAR RANGE OF
NAME OF PORTFOLIO MANAGER                         INVESTMENTS IN THE FUND
-------------------------                         -----------------------

Mark P. Bronzo                                       $100,001 - $500,000
Daniel W. Portanova                                         None
Joseph C. O'Connor                                   $10,001 - $50,000

DESCRIPTION OF COMPENSATION STRUCTURE
-------------------------------------

GSA LLC uses a compensation structure that is designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of mutual funds, other managed pooled vehicles and managed separate accounts over which they have responsibility, versus appropriate peer groups and benchmarks. Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.

Each portfolio manager is paid a base salary that GSA LLC believes is industry competitive in light of the portfolio manager's experience and responsibility. In addition, each portfolio manager is eligible to receive an annual cash bonus that is derived from both quantitative and non-quantitative factors. Quantitative factors include fund/account performance and the financial performance of GSA LLC or its parent company. The performance of the investment companies and other accounts each portfolio manager manages has a paramount impact on such person's compensation. Pre-tax performance is measured, on a one-year basis, for each of the previous three calendar years, as compared to each such fund's or account's stated benchmark index. Additionally, mutual fund performance is measured against industry peer group rankings, which may provide performance rankings for both shorter periods as well as blended rankings for longer term performance. GSA LLC uses this dual approach in order to create incentives for portfolio managers to sustain favorable results from one year to the next, and to reward managers for performance that has improved considerably during the recent period. Less significant in annual compensation determinations are subjective factors as identified by GSA LLC's Chief Investment Officer or such other managers as may be appropriate.

The bonus determination components apply on an aggregate basis with respect to all accounts managed by a particular portfolio manager, including unregistered pooled investment vehicles and separate investment advisory accounts. The compensation of portfolio managers with other job responsibilities (such as managerial, providing analytical support for other accounts, etc.) will include consideration of the scope of such responsibilities and the managers' performance in meeting them. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

Annual bonuses may vary significantly from one year to the next based on all of these factors. High performing portfolio managers may receive annual bonuses that constitute a substantial portion of their respective total compensation.

Portfolio managers also may be awarded unregistered restricted equity interests in a related GSA LLC entity that typically vest over time and are designed to create incentives to retain key talent and, with the exception of personnel of Gartmore Global Partners (which is based in the United Kingdom), they are eligible to participate in a non-qualified deferred compensation plan sponsored by Nationwide Mutual Life Insurance Company, GSA LLC's ultimate parent company. Such plan affords participating United States-based employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers also may participate in benefit plans and programs available generally to all GSA LLC employees.

OTHER MANAGED ACCOUNTS
----------------------

The following chart summarizes information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is provided separately.

---------------------------------------------------------------------------------------------------------------------
                                                  NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL
NAME OF PORTFOLIO MANAGER                         ASSETS BY CATEGORY
---------------------------------------------------------------------------------------------------------------------
Mark P. Bronzo                                    Mutual Funds: 1 account, $37,278,564 total assets
                                                  Other Pooled Investment Vehicles: None
                                                  Other Accounts: 2 accounts, $750,320,849
---------------------------------------------------------------------------------------------------------------------
Daniel W. Portanova                               Mutual Funds:  None
                                                  Other Pooled Investment Vehicles:  2 accounts, $87,000,000 total assets
                                                  Other Accounts:  8 accounts, $145,000,000 total assets
---------------------------------------------------------------------------------------------------------------------
Joseph C. O'Connor                                Mutual Funds: 1 account, $37,278,564 total assets
                                                  Other Pooled Investment Vehicles:  None
                                                  Other Accounts: 33 accounts, $18,393,688 total assets
---------------------------------------------------------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST
-------------------------------

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund on the one hand and other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise her discretion in a manner that she believes is equitable to all interested persons. GSA LLC has policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

                             DISTRIBUTION AGREEMENT

The Company entered into a Distribution Agreement dated August 18, 2003 (the "Distribution Agreement") with Gartmore Distribution Services, Inc. ("GDSI" or the "Distributor"), which replaced PFPC Distributors, Inc., the Company's distributor up until that time. The Distributor is located at 1200 River Road, Conshohocken, PA 19428. GDSI is a wholly-owned subsidiary of Gartmore Global Asset Management, Inc. ("GGAMI"), a Delaware holding company. GGAMI is a wholly-owned subsidiary of Gartmore SA Capital Trust. GMFCT is an affiliate of the Fund and also an affiliate of GDSI. Gartmore SA Capital Trust is a wholly-owned subsidiary of Gartmore, which in turn is majority-owned by Gartmore Global Asset Management Trust. The remaining outstanding shares of Gartmore common stock is held by certain employees of Gartmore. Gartmore Global Asset Management Trust is wholly-owned by Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policy holders.

The Distributor serves as the Fund's exclusive underwriter and enters into dealer agreements with broker-dealers to sell shares of the Fund. The Fund's shares will be offered continuously. The Company pays for all of the expenses, including all legal expenses, for qualification of Shares for sale in connection with the public offering of such Shares. GDSI receives no compensation under the Distribution Agreement with the Fund, but may retain all or a portion of the sales charge, if any, imposed upon sales of shares of the Fund. GDSI also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class B and Class C Shares.

The Distribution Agreement must be approved at least annually by (i) the Board of Directors or by vote of a majority of the Fund's outstanding voting securities and (ii) by a majority of the Directors who are not parties to the Distribution Agreement or "interested persons" of any such party. The Distribution Agreement was most recently approved on July 27, 2005. The Distribution Agreement is terminable without penalty by the Company on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Directors of the Company, including a majority of the Directors who are not "interested persons" of the Company, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment." The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

Provident Distributors, Inc. and PFPC Distributors, Inc. (the Fund's former distributors) and GDSI received underwriting commissions representing sales charges on certain Class A shares and deferred sales charges on certain redemptions of Class B and Class C shares. These commissions were paid out in their entirety to dealers having selling agreements with the prior distributors and GDSI and for certain other related expenses.

----------------------------------------------------------------------------------------------------------
                                                  CLASS A SHARES      CLASS B SHARES      CLASS C SHARES
                                     FISCAL          AGGREGATE          AGGREGATE           AGGREGATE
                                   YEAR ENDED       COMMISSION          COMMISSION          COMMISSION
----------------------------------------------------------------------------------------------------------
GDSI                                 6/30/05
----------------------------------------------------------------------------------------------------------
GDSI                                   (1)            $452                $792                $25
----------------------------------------------------------------------------------------------------------
PFPC Distributors, Inc.                (2)             $0                  $0                 $10
----------------------------------------------------------------------------------------------------------
PFPC Distributors, Inc.              6/30/03           $0                $3,928                $0
----------------------------------------------------------------------------------------------------------

(1)  Period beginning 8/18/03 and ending 6/30/04
(2)  Period beginning 7/1/03 and ending 8/17/03

Dealers shall be paid a dealer reallowance from sales charges on Class A shares according to the following schedule.

         ------------------------------------------------------------------------------------------
                                                   SALES CHARGE
                                                    AS A % OF                         DEALER
         -----------------------------------------------------------------------    COMMISSION
         AMOUNT OF PURCHASE                   OFFERING     AMOUNT INVESTED             AS A %
                                                PRICE      (APPROXIMATELY)       OF OFFERING PRICE
         ------------------------------------------------------------------------------------------
         Less than $50,000                      5.75%           6.10%                5.00%
         ------------------------------------------------------------------------------------------
         $50,000 to $99,999                     4.75            4.99                 4.00
         ------------------------------------------------------------------------------------------
         $100,000 to $249,999                   3.50            3.63                 3.00
         ------------------------------------------------------------------------------------------
         $250,000 to $499,999                   2.50            2.56                 2.00
         ------------------------------------------------------------------------------------------
         $500,000 to $999,999                   2.00            2.04                 1.75
         ------------------------------------------------------------------------------------------
         $1 million or more                     none            none                 none
         ------------------------------------------------------------------------------------------

Between November 1, 2003 and July 1, 2004, sales of Class C shares were charged a sales charge of 1.00% of the offering price (1.01% of the amount invested). The initial sales charge for Class C was waived for any person purchasing through an account with an unaffiliated brokerage firm that had an agreement with the Distributor to waive the front-end sales charges for those persons and for those persons who purchased Class C shares prior to November 1, 2003. Both the front-end sales charge (for the period set forth above) and the CDSC applicable to Class C shares were waived for sales to retirement plans offered by Nationwide Trust Company.

The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of up to 4.00% and 2.00%, respectively, of the purchase price of the Shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 1.00% of average daily net assets with respect to Class B Shares and Class C Shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

                               DISTRIBUTION PLANS

The Company has adopted separate Distribution Plans pursuant to Rule
12b-1 under the 1940 Act (a "Distribution Plan") on behalf of each class of Shares as described in the Prospectus, other than the Institutional Class. The Distribution Plans provide that Class B and Class C shares shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in the Prospectus. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing Prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other distribution-related expenses, including payments to selected securities dealers. Promotional activities for the sale of each class of Shares may be conducted generally, and activities intended to promote one class of Shares may also benefit the Fund's other Shares.

Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value. Trail or maintenance commissions on Class C Shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class C Shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares, because of the 1.00% annual limitation on the compensation paid to the Distributor during a period end, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by the Fund to the Distributor in periods subsequent thereto.

Each class of Shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Directors and a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plan ("Qualified Directors"). Each Distribution Plan requires that the Company shall provide to the Board of Directors, and the Board of Directors shall review, at least quarterly, a written report of the amounts expended (and the purposes therefore) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of Qualified Directors shall be committed to the discretion of the disinterested Directors (as defined in the 1940 Act) then in office. Each Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Directors or by vote of a majority of the outstanding voting shares of the class of the Fund. Each Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Directors and the Qualified Directors. The benefit the Fund anticipates from the Distribution Plans is that the Fund will obtain the Distributor's services as underwriter and its best efforts with respect to sales of Shares of the Fund.

The Distributor pays out to broker-dealers and service providers all amounts it receives under the Distribution and Service Plans. For the fiscal year ended June 30, 2005 GDSI was entitled to $38,168 pursuant to the Service Plan for Class A, $880 pursuant to the Service Plan for Class B, and $28,092 pursuant to the Service Plan for Class C. GDSI retained $10,098 and waived $28,071 for Class A; retained $2,268 and waived $1,253 for Class B; and retained $19,606 and waived $92,762 for Class C. Payments were made for services including, but not limited to, the following: (i) advertising: $[ ]; (ii) printing/mailing of Prospectuses to other than current shareholders: $[ ]; (iii) compensation retained by underwriter: $[ ]; (iv) compensation to broker-dealers: $[ ].

REVENUE SHARING

In addition, the distributor and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and to date have not been substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include the funds' distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a fund. Payments may be based on current or past sales; current or historical assets; or on a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

                             OTHER SERVICE PROVIDERS

ADMINISTRATOR

Pursuant to a Fund Administration Agreement (the "Administration Agreement"), Gartmore SA Capital Trust (the "Administrator"), a wholly-owned subsidiary of GGI, is the administrator of the Fund. The Administration Agreement was most recently approved on July 27, 2006. GGI is a majority-owned subsidiary of GGAMI. The Administrator provides various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Directors. In consideration of the services provided pursuant to the Administration Agreement, the Administrator receives from the Fund a fee computed daily and paid monthly at an annual rate based on the aggregate amount of the Company's average daily net assets, combined with the average daily net assets of Gartmore Mutual Funds and Gartmore Variable

Insurance Trust. For the fund administration services, the Company pays the Administrator a fee based on the following schedule:

                                                     AGGREGATE* FEE AS A
ASSET LEVEL                                          PERCENTAGE OF NET ASSETS**
-----------                                          --------------------------
Up to $1 billion                                              0.25%
$1 billion up to $3 billion                                   0.18%
$3 billion up to $4 billion                                   0.14%
$4 billion up to $5 billion                                   0.07%
$5 billion up to $10 billion                                  0.04%
$10 billion up to $12 billion                                 0.02%
$12 billion or more                                           0.01%

*    Includes fund administration and transfer agency services.
** Includes the Company, Gartmore Mutual Funds and Gartmore Variable Insurance Trust.

The Administrator has entered into a Sub-Administration Agreement and Sub-Transfer Agent Agreement with BISYS Fund Services Ohio, Inc. ("BISYS"), effective September 1, 1999, to provide certain fund administration and transfer agency services for Gartmore Mutual Funds and the Company. For these services, the Administrator pays BISYS an annual fee at the following rates based on the average daily net assets of the aggregate of all of the funds BISYS is providing such services for:

ASSET LEVEL                                                   FEE
-----------                                                   ---
Up to $1 billion                                              0.20%
$1 billion up to $3 billion                                   0.15%
$3 billion up to $4 billion                                   0.10%
$4 billion up to $5 billion                                   0.05%
$5 billion up to $10 billion                                  0.02%
$10 billion up to $12 billion                                 0.01%
$12 billion or more                                           0.005%

For the fiscal year ended June 30, 2005, the Administrator was paid $28,218. For the fiscal year ended June 30, 2004, the Administrator was paid $50,795. For the fiscal year ended June 30, 2003, PFPC Inc., the Fund's previous administrator, was paid $189,000.

TRANSFER AGENT AND CUSTODIAN

The Company has also entered into a Transfer Agency Agreement pursuant to which Gartmore Investor Services Inc. ("GISI" or the "Transfer Agent"), an indirect subsidiary of the Administrator, serves as transfer agent and dividend-paying agent for the Company. The Transfer Agent Agreement was most recently approved on July 27, 2005. The Transfer Agent is located at 1200 River Road, Conshohocken, PA 19428. The Company pays the Administrator on behalf of the Transfer Agent a combined fee based on the schedule above under the caption "OTHER SERVICE PROVIDERS - ADMINISTRATOR."

Pursuant to a Custodian Agreement, JPMorgan Chase serves as the custodian of the assets of the Fund (the "Custodian") and receives such compensation as is agreed upon from time to time. The Custodian provides oversight and record keeping for the assets held by the Fund. The Custodian is located at JPMorgan Chase Bank, 270 Park Avenue, New York N.Y. 10017.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

KPMG LLP, with offices at 1601 Market Street, Philadelphia, PA 19103, served as the Fund's independent accountant since the commencement of the Fund's investment operations through the fiscal year ended June 30, 2003. For subsequent fiscal years, the Fund's independent accountant was PricewaterhouseCoopers LLP with offices at Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042. _________________ performed an annual audit of the Fund's financial statements for the fiscal year ended June 30, 2005.

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP serves as counsel to the Company and the Fund. Piper & Marbury L.L.P., Baltimore, Maryland has issued an opinion regarding the valid issuance of Shares being offered pursuant to the Fund's Prospectus.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Specific decisions to purchase or sell securities for the Fund are made by GMFCT or GSA LLC, as applicable. Changes in the Fund's investment policies are reviewed by the Board of Directors of the Company. The Portfolio Manager may serve other clients of GMFCT or GSA LLC, as applicable in a similar capacity.

Under the New Agreements, GMFCT or GSA LLC, as applicable, shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Fund. In assessing the best overall terms available for any transaction, GMFCT or GSA LLC, as applicable, consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to GMFCT or GSA LLC, as applicable, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. GMFCT or GSA LLC, as applicable, are not required to obtain the lowest commission or the best net price for the Fund on any particular transaction, and is not required to execute any order in a fashion either preferential to the Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), GMFCT or GSA LLC, as applicable normally seek to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession.

The aggregate amount of commissions paid by the Fund for the fiscal years ended June 30 is as follows:

                               --------------------------------
                               YEAR              AMOUNT
                               --------------------------------
                               2005
                               --------------------------------
                               2004              $129,575
                               --------------------------------
                               2003              $91,762
                               --------------------------------

The reason for the difference in the aggregate amount of commissions is, amoung other things, high portfolio turnover and limited amount of volume discounts.

Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, GMFCT or GSA LLC, as applicable may cause the Fund to pay a broker-dealer which provides brokerage and research services to GMFCT or GSA LLC, as applicable, the Fund and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Fund. GMFCT or GSA LLC, as applicable reports to the Board of Directors regarding overall commissions paid by the Fund and their reasonableness in relation to the benefits to the Fund. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

The management fees that the Fund pays to GMFCT or GSA LLC, as applicable will not be reduced as a consequence of GMFCT's or GSA LLC's, as applicable 's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to GMFCT or GSA LLC, as applicable in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to GMFCT or GSA LLC, as applicable in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of GMFCT or GSA LLC, as applicable, GMFCT or GSA LLC, as applicable would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

In certain instances, there may be securities that are suitable for one or more of the accounts advised by GMFCT or GSA LLC, as applicable. Investment decisions for the Fund and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will generally produce better executions for the Fund.

No portfolio transactions are executed with any affiliate of the Fund, GMFCT or GSA LLC, as applicable, or the Distributor, acting either as principal or as broker.

                              PROXY VOTING POLICIES

The Board of Directors has delegated the voting of proxies relating to the securities held in the portfolio of the Fund to the Fund's subadviser, GSA LLC, pursuant to GSA LLC's proxy voting guidelines. Under these guidelines, GSA LLC will vote proxies related to portfolio securities in the best interests of the Fund and its shareholders. In determining what is in the best interests of the Fund and its shareholders, GSA LLC considers all factors that could affect the value of the investment and votes proxies in a manner that it believes is consistent with efforts to maximize shareholder values. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2005 is available (1) without charge, upon request, by calling 800-848-0920 (toll free) or on or through the Fund's website, www.gartmorefunds.com and (2) on the Commission's website at http://www.sec.gov. A copy of GSA LLC's proxy voting guidelines is attached as Appendix B to this Statement of Additional Information.

                               PORTFOLIO TURNOVER

The frequency of the Fund's portfolio transactions (the portfolio turnover rate) will vary from year to year depending upon market conditions. The Fund does not seek to realize profits by participating in short-term market movements and intends to purchase securities for long-term capital appreciation. Portfolio turnover is not a limiting factor when GMFCT or GSA LLC, as applicable deems changes appropriate. The Fund's portfolio turnover rate was 126.54% for the fiscal year ended June 30, 2005. A high turnover rate may increase transaction costs, including brokerage commissions and dealer mark-ups, and the possibility of taxable short-term gains. Therefore, GMFCT or GSA LLC, as applicable will weigh the added costs of short-term investment against anticipated gains, and the Fund will engage in portfolio trading if GMFCT or GSA LLC, as applicable believes a transaction, net of costs (including custodian charges), will help the Fund achieve its investment objective. Portfolio turnover is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities during the period in question by the monthly average of the value of the Fund's portfolio securities during that period. Excluded from consideration in the calculation are all securities with maturities of one year or less when purchased by the Fund.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectus are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined on the Account Application. The Telephone Exchange Privilege is not available if you were issued certificates for Shares that remain outstanding.

Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming Shares and depositing and withdrawing monies from the bank account specified in the shareholder's latest account application or as otherwise properly specified to the Fund in writing.

Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The Company has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the Shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

Class B Shares automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) at the beginning of the month following the ninth anniversary of the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. At the time of the conversion the net asset value per share of the Class A Shares may be higher or lower than the net asset value per share of the Class B Shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

The Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectus. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

Investors may incur a fee if they effect transactions through a broker or agent.

You can exchange the shares you own for shares of a fund in Gartmore Mutual Funds (Gartmore Funds) (except the Gartmore Short Duration Bond Fund) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of the Fund for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B or Class C shares of another fund. Generally, there is no sales charge for exchanges of Class B, Class C, Institutional Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. Exchanges into the Prime Shares of the Gartmore Money Market Fund are permitted from Class A, Class B, and Class C shares of the Fund. If you exchange Class B or Class C shares for Prime Shares of the Gartmore Money Market Fund, the time you hold the shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B or Class C shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C shares, the time you held Class B or Class C shares prior to the exchange to the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

Excessive Exchange Activity. The Company reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. In general:

     o Exchanges may be limited to 12 exchanges out of a particular Fund within a rolling one-year period or an exchange equaling 1% or more of the Fund's NAV may be rejected, and

     o Redemption or exchange fees are imposed on certain Gartmore Funds. For these Gartmore Funds, the Gartmore Fund will assess either a redemption fee if you sell your Fund shares or an exchange fee if you exchange your Fund shares into another Gartmore Fund.

EACH GARTMORE FUND MAY ALSO RESTRICT PURCHASES OR EXCHANGES THAT THE GARTMORE FUNDS OR ITS AGENTS BELIEVE, IN THEIR SOLE DISCRETION, CONSTITUTE EXCESSIVE TRADING.

TRANSACTIONS WHICH VIOLATE FUND EXCESSIVE TRADING POLICIES OR EXCHANGE LIMIT GUIDELINES MAY BE REJECTED BY THE FUND AT ANY TIME IN ITS SOLE DISCRETION.

Notwithstanding these efforts, a Fund may not be able to identify or detect or deter excessive trading transactions that may be conducted through financial intermediaries or made difficult to detect by the use of omnibus accounts by financial intermediaries which transmit aggregate purchase, exchange and redemption orders to a Fund on behalf of their customers who are the actual beneficial owners. In short, Gartmore Funds may not be able to prevent harm arising from some market timing.

In addition, the following Gartmore Funds and the Fund may assess the fee listed below on the total value of shares that are redeemed from one of these funds or exchanged out of one of these funds into another Gartmore fund if you have held the shares of the Fund for less than the minimum holding period listed below:

           FUND                                               EXCHANGE FEE         MINIMUM HOLDING
                                                                                   PERIOD (DAYS)
           ---------------------------------------------------------------------------------------
           Gartmore China Opportunities Fund                  2.00%                90
           Gartmore Emerging Markets Fund                     2.00%                90
           Gartmore Focus Fund                                2.00%                30
           Gartmore Global Financial Services Fund            2.00%                90
           Gartmore Global Health Sciences Fund               2.00%                90
           Gartmore Global Technology and
           Communications Fund                                2.00%                90
           Gartmore Global Utilities Fund                     2.00%                90
           Gartmore International Growth Fund                 2.00%                90
           Gartmore U.S. Growth Leaders Long-Short Fund       2.00%                90
           Gartmore Nationwide Leaders Fund                   2.00%                30
           Gartmore Growth Fund                               2.00%                30
           Gartmore Nationwide Fund                           2.00%                30
           Gartmore U.S. Growth Leaders Fund                  2.00%                30
           Gartmore Worldwide Leaders Fund                    2.00%                90
           Gartmore Small Cap Growth Fund                     2.00%                90
           Gartmore Micro Cap Equity Fund                     2.00%                90
           Gartmore Mid Cap Growth Fund                       2.00%                90
           Gartmore Mid Cap Growth Leaders Fund               2.00%                90
           Gartmore Large Cap Value Fund                      2.00%                30

           FUND                                               EXCHANGE FEE         MINIMUM HOLDING
                                                                                   PERIOD (DAYS)
           ---------------------------------------------------------------------------------------
           Gartmore Small Cap Fund                            2.00%                90
           Gartmore Value Opportunities Fund                  2.00%                90
           Gartmore High Yield Bond Fund                      2.00%                5
           Gartmore Bond Fund                                 2.00%                5
           Gartmore Tax-Free Fund                             2.00%                5
           Gartmore Government Bond Fund                      2.00%                5
           Gartmore S&P 500 Index Fund                        2.00%                5
           Gartmore International Index Fund                  2.00%                5
           Gartmore Mid Cap Market Index Fund                 2.00%                5
           Gartmore Small Cap Index Fund                      2.00%                5
           Gartmore Bond Index Fund                           2.00%                5

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. If you exchange assets into a Gartmore Fund with an exchange fee, a new period begins at the time of the exchange. For additional information please see the Fund's Prospectus.

REDUCED SALES CHARGES

No initial sales charges or contingent deferred sales charges will apply to Shares purchased with reinvested dividends or other distributions.

Any sales charge in regards to Class A, Class B or Class C may be waived or discounted in connection with the terms of a merger, acquisition, or exchange offer made by the Fund under a plan of reorganization.

Net Asset Value Purchase Privilege*

      The sales charge applicable to Class A shares may be waived for the following purchases due to the reduced marketing effort required by the Trust's distributor:

(1) shares sold to other registered investment companies affiliated with GGI,

(2)      shares sold:

         (a) to any pension, profit sharing, or other employee benefit plan for the employees of GGI, any of its affiliated companies, or investment advisory clients and their affiliates;

         (b)  to any endowment or non-profit organization;

         (c) to any pension, profit sharing, or deferred compensation plan which is qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code of 1986 as amended;

         (d) to any life insurance company separate account registered as a unit investment trust;

(3)      for shares sold:

         (a) to Trustees and retired Trustees of Gartmore Mutual Funds (including its predecessor Trusts) and Gartmore Variable Insurance Trust and to Directors and retired Directors of Gartmore Mutual Funds II, Inc.;

         (b) to directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses, children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, ("Immediate Relatives")), and Immediate Relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMF, GSA LLC and their affiliates;

         (c) to directors, officers, and full-time employees, their spouses, children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance or Nationwide Financial companies from time to time, which include but are not limited to Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.;

         (d) to any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees;

         (e) to any person who pays for the shares with the proceeds of sales of Class D shares of a Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead

              To qualify, you must have paid an initial sales charge or CDSC on the shares sold. You must purchase the new shares within 60 days of the redemption, and you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver).

(4)      For shares sold:

         (a) to any person purchasing through an account with an unaffiliated brokerage firm having an agreement (including wrap account agreements) with the Trust's distributor to waive sales charges for those persons;

         (b) to any directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Trust's distributor;

         (c) to employer-sponsored retirement plans including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code.

         (d) to any person who previously owned Class R shares of the Montgomery Global Opportunities Fund, Montgomery Global Focus Fund, or Montgomery Partners Equity Plus Fund

              * Only provision 3(e) applies to the Class A shares of the
                Gartmore Morley Capital Accumulation Fund. Within the special class structure of the Gartmore Morley Capital Accumulation Fund, shareholders who would be eligible to purchase Class A shares without a front-end sales charge because they fall into the other categories listed above will purchase shares of other classes of the Gartmore Morley Capital Accumulation Fund (each of these other classes has no front-end sales charge). See the Gartmore Morley Capital Accumulation Fund's prospectus for more information

If you purchased Class C shares between November 1, 2003 and July 1, 2004, an initial sales charge of 1.00% of the offering price was assessed, which was deducted directly from the money you invested. The initial sales charge for Class C was waived for shareholders who owned Class C shares prior to November 1, 2003. In addition, the initial sales charge applicable to Class C shares was waived for any person purchasing through an account with an unaffiliated broker-dealer that had an agreement with the Distributor to waive the initial sales charges for those persons. Both the front-end sales charge and the CDSC applicable to Class C shares were waived for sales to retirement plans offered by Nationwide Trust Company.

The Fund reserves the right to change any of these policies at any time and may reject any request to purchase Shares at a reduced sales charge.

                        DETERMINATION OF NET ASSET VALUE

As of the date of this SAI, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value per share of a class is computed by adding the value of all securities and other assets in the Fund's portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

Securities for which market quotations are readily available are valued at current market value as of Valuation Time. Valuation Time will be as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Fund's Board of Directors. Prices are taken from the primary market or exchange in which each security trades.

Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Fund's Board of Directors. Short term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 days or less are considered to be "short time" and are valued at amortized cost which approximates market value. The pricing service activities and results are reviewed by an officer of the Fund.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund's investment adviser or designee, are valued at fair value under procedures approved by the Fund's Board of Directors.

Interest income on long-term obligations in the Fund's portfolio is determined on the basis of coupon interest accrued plus amortization of discount (the difference between acquisition price and stated redemption price at maturity) and premiums (the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                             PERFORMANCE INFORMATION

From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Performance is calculated separately for each class of Shares. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of the Fund in the future. From time to time, the performance of classes of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Fund on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance of the Fund or its classes. The Fund's performance may be compared with indices such as the S&P 500 Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.

The Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in the

Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any Shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A Shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C Shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of Shares held for the period. One-, five-, and ten-year periods will be shown, unless the class has been in existence for a shorter period.

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of each class of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Total return quotations are computed separately for each class of Shares of the Fund. Under the rules of the SEC, funds advertising performance must include average annual total return quotes calculated according to the following formula:

P(1+T)n=ERV

Where:
P                 = a hypothetical initial payment of $1,000.
T                 = average annual total return.
n                 = number of years.
ERV               = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the fund during the periods is reflected. The ending redeemable value (variable "RV"in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period.

The Fund' average annual total return after taxes on distributions is calculated according to the following formula:

P(1+T) n = ATVDD

Where:
P                 = a hypothetical initial payment of $1,000.
T                 = average annual total return (after taxes on distributions).
n                 = number of years.
ATVDD             = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending value (variable "ATVD" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period. The Fund assumes that the redemption has no tax consequences. The Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, qualified dividend income, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for distributions of qualified dividend income, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phase outs of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

The Fund's average annual total return (after taxes on distributions and redemptions) is calculated according to the following formula:

P(1 + T) n = ATVDR

Where:
P                 = a hypothetical initial payment of $1,000.
T                 =  average annual total return (after taxes on distributions and redemption).
n                 = number of years.
ATVDR             = ending value of a hypothetical $1,000 payment
                  made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on Fund distributions and redemption.

The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment;
(2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The Fund calculates the taxes due on any distributions as described above under "Average Annual Total Returns (After Taxes on Distributions)". The ending value (variable "ATVDR" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges, the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit from capital losses at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges). The Fund separately tracks the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

The Funds also may refer to total return performance data in performance advertisements that is not calculated according to the formula set forth above ("Non-Standardized Return"). The Fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in Fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value.

                                   TAX MATTERS

The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Fund's Prospectus are not intended as substitutes for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to meet all other requirements that are necessary for it to continue its qualifications under those provisions, and to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (the "Income Requirement").

In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in securities of one or more qualified publicly traded partnerships.

The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in a qualified publicly traded partnership or investments having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or market discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible: (i) for the dividends-received deduction in the case of corporate shareholders and (ii) for treatment as qualified dividend income in the case of individual shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to or exceeding the sum of (1) 98% of its ordinary taxable income for the calendar year, (2) 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year) and (3) 100% of any amounts undistributed from prior calendar years. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions out of the Fund's earnings and profits will be treated as dividends for federal income tax purposes and will be taxable to shareholders as ordinary income, unless, in the case of individuals, such dividends are derived from qualified dividend income, as described below. Such distributions may also qualify for the 70% dividends-received deduction for corporations, but only to the extent discussed below. Dividends paid on Class A, Class B and Class C Shares are calculated at the same time.

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his Shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his Shares.

The maximum rate of tax on long-term capital gains of individuals is 15% for taxable years beginning on or before December 31, 2008 (after which time the maximum rate will increase to 20%).

If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his Shares by an amount equal to the deemed distribution less the tax credit.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A portion of each year's distributions may be derived from qualified dividend income.

Ordinary income dividends paid by the Fund with respect to a taxable year, if properly designated, will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Sections 246(c)(3) and (4) of the Code; (2) to the extent that the Fund is under an obligation to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Section 246A of the Code. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its Shares.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his Shares; any excess will be treated as gain from the sale of his Shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional Shares. Shareholders receiving a distribution in the form of additional Shares, rather than cash, will be treated as receiving a distribution in an amount equal to the cash dividend they otherwise would have received. In addition, if the net asset value at the time a shareholder purchases Shares reflects undistributed investment company taxable income or net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a percentage of ordinary income dividends and capital gain dividends, and the proceeds of redemption of Shares, paid to any shareholder (1) who has provided either an incorrect taxpayer identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or
(3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder's U.S. federal income tax liability if the appropriate information is timely provided to the Internal Revenue Service.

SALE OR REDEMPTION OF SHARES

A shareholder will generally recognize gain or loss on the sale or redemption of Shares in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the Shares. All or a portion of a sales charge paid in purchasing Shares, along with a reinvestment right, cannot be taken into account for purposes of determining gain or loss on the sale or redemption of such Shares within 90 days after their purchase to the extent Shares or shares of another fund are subsequently acquired without payment of a sales charge pursuant to such reinvestment right. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. In addition, all or a portion of any loss realized may be disallowed if the shareholder purchases other Shares within 30 days before or after the sale or redemption. In such case, the tax basis of the purchased Shares will be adjusted to reflect the disallowed loss. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of Shares held as a capital asset will be considered capital gain or loss and will be long-term capital gain or loss if the Shares were held for longer than one year. However, any capital loss arising from the sale or redemption of Shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such Shares (or the amount designated as undistributed capital gain with respect to such Shares). For this purpose, special holding period rules may apply in determining the holding period of Shares. Capital losses in any year are generally deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends in part on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from investment company taxable income will be subject to U.S.

withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of Shares, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

For distributions paid with respect to a taxable year of the Fund beginning after December 31, 2004 and before January 1, 2008, to the extent designated by the Fund, non-resident alien shareholders are generally exempt from U.S. income tax and are not subject to withholding tax on interest-related dividends and short-term capital gain dividends paid by the Fund.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such foreign shareholder, and any gains realized upon the sale of Shares by such foreign shareholder will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Foreign corporate shareholders may also be subject to a branch profits tax in such circumstances.

In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

STATE AND LOCAL TAX MATTERS

Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

TAX SHELTER REPORTING REGULATIONS

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

EFFECT OF FUTURE LEGISLATION

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                                    EXPENSES

The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Company. These expenses include investment advisory and administrative fees; the compensation of the Directors; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent auditors, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Company; insurance premiums; and expenses of calculating the net asset value of, and the net income on, Shares. Distribution fees are allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Company currently consists of one series of Shares of common stock, par value $.001 per share, relating to the Gartmore Focus Fund. The Company has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The Shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Company which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Company, under the supervision of the Board of Directors, to be fair and equitable. Shares have no pre-emptive or conversion rights. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Shares held by the Company shall not be voted. Shares of each series or class generally vote together, except when required under the 1940 Act to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Fund offers Class A, Class B, Class C and Institutional Class Shares. The classes of Shares have several different attributes relating to sales charges and expenses, as described herein and in the Prospectus. In addition to such differences, expenses borne by each class of the Fund may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on certain classes. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.

Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of Shares rather than another.

The business and affairs of the Company are managed under the general direction and supervision of the Company's Board of Directors. The Company is not required to and does not currently intend to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when required by the 1940 Act and when, in the judgment of the Directors, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders. No material amendment may be made to the Company's Articles of Incorporation without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. Shares have no preemptive or conversion rights.

The Fund will not issue share certificates.

The Adviser and the Company have each adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The codes are designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                      CONTROL PERSONS AND PRINCIPAL HOLDERS

As of August 19, 2005, the following persons were known to beneficially own 5% or more of the outstanding shares of any class of the Fund. Persons beneficially owning 25% or more of the Fund are considered to "control" the Fund, because they could have the ability to vote a majority of the Fund's Shares on any matter requiring the approval of the Fund's shareholders.

                                                                                 PERCENT OF THE
                                                                                CLASS TOTAL
                                                                                ASSETS HELD BY
FUND/CLASS                                           NO. OF SHARES              THE SHAREHOLDER
----------                                           -------------              ----------------
GARTMORE FOCUS FUND CLASS A

RAMPART INSURANCE COMPANY
199 WATER ST
NEW YORK  NY  100383526                              500000.000                 42.75%

PRUDENTIAL INVESTMENT MANAGEMENT SRVS
3 GATEWAY CENTER
14TH FLOOR
NEWARK  NJ  07102                                    358600.890                 30.66%

GARTMORE FOCUS FUND CLASS B

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN  VA  23060                                 12120.486                 29.05%

CITIGROUP GLOBAL MARKETS INC.
333 WEST 34TH STREET, 7TH FLOOR
NEW YORK  NY  10001                                   11821.580                 28.33%

DOMINIC DIMASCIA
CAROL DIMASCIA
324 RIDGE AVE
WRIGHTSTOWN  PA  189400000                             3897.825                  9.34%

LAURETTA DIMASCIA
2002 E ONTARIO ST
PHILADELPHIA  PA  191340000                            3344.482                  8.01%

PERSHING LLC
1 PERSHING PLAZA
14TH FLOOR
JERSEY CITY  NJ  07399                                 3137.741                  7.52%

GARTMORE FOCUS FUND CLASS C

CITIGROUP GLOBAL MARKETS INC.
333 WEST 34TH STREET, 7TH FLOOR
NEW YORK  NY  10001                                  231059.610                 79.42%

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE  FL  32246                               25056.856                  8.61%

                              FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Company's Annual Report to Shareholders for the fiscal year ended June 30, 2005 (the "2005 Annual Report") are _______________ this SAI by reference. The financial statements included in the 2005 Annual Report have been audited __________________, whose report thereon is also _______________ into this SAI by reference. Free copies of the 2005 Annual Report and the Company's unaudited Semi-Annual Report may be obtained by telephoning the Fund at (800) 848-0920.

                                                                      APPENDIX A

                             DESCRIPTION OF RATINGS

A description of the rating policies of Moody's and S&P with respect to bonds and commercial paper appears below.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI--Bonds rated "CI" are income bonds on which no interest is being paid.

D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

              MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

Prime-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Prime-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS

S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, each of GMGCT and GSA LLC, the Fund's investment adviser and subadviser, respectively, will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in the Statement of Additional Information.

                                                                      APPENDIX B

                             PROXY VOTING GUIDELINES

                         GARTMORE SEPARATE ACCOUNTS LLC

                             PROXY VOTING GUIDELINES


I.       INTRODUCTION

         Gartmore Separate Accounts LLC ("GSA") is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). GSA provides investment advisory services to various types of clients, including registered investment companies, collective trusts, institutional separate accounts, charitable endowments, wrap accounts, insurance general accounts, Taft-Hartley Act plans, ERISA plans, state-sponsored funds, managed separate accounts, and individuals.

         These proxy voting guidelines (the "Guidelines") describe how GSA discharges its fiduciary duty to vote on behalf of is clients proxies that are received in connection with underlying portfolio securities held by GSA's clients (said proxies hereinafter referred to as "proxies"). GSA understands its responsibility to process proxies and to maintain proxy records. In addition, GSA understands its duty to vote proxies.

         These Guidelines reflect the general belief that proxies should be voted in a manner that serves the BEST ECONOMIC INTERESTS of GSA's clients (to the extent, if any, that the economic interests of a GSA client are affected by the proxy).

         Pursuant to these Guidelines, GSA shall vote proxies, except in special circumstances, (a) on behalf of the registered investment companies that GSA directly manages and (b) on behalf of other clients for whom GSA has voting authority (hereinafter referred to collectively as the "Clients"). GSA's guiding principle under these guidelines is to vote proxies solely in the best interests of GSA's Clients.

II.      HOW PROXIES ARE VOTED

         PROXY VOTING ADMINISTRATION THROUGH THE INSTITUTIONAL SHAREHOLDER SERVICES SYSTEM. GSA has delegated, and, in accordance with these Guidelines, shall continue to delegate, responsibility for the administration of proxy voting to Institutional Shareholder Services ("ISS"), a Delaware corporation, through the Internet-based proxy voting system operated by ISS.

         ISS performs the following procedures for each proxy it receives:

         a. processes all proxies received in connection with underlying portfolio securities held by GSA's Clients;

         b. applies GSA's Taft-Hartley Proxy Voting Policy for which it has developed customized procedures for the underlying securities held by GSA Taft-Hartley clients;

         c. applies ISS's proxy voting policies (hereinafter, the "ISS Proxy Voting Policies"), which GSA regularly reviews, analyzes and determines to be consistent with GSA's policies contained in the GSA ERISA Proxy Voting Policies, and forwards its voting recommendation to GSA; and

         d. maintains appropriate records of proxy voting that are easily-accessible by appropriate authorized persons of GSA.

         Accordingly, these Guidelines incorporate the ISS Proxy Voting Policies, to the extent appropriate. These Guidelines also incorporate the policies outlined in each of the GSA ERISA Proxy Voting Policies, which are attached hereto as Exhibit A, and the GSA Taft-Hartley Proxy Voting Policy, which is attached hereto as Exhibit B.

         ISS votes all proxies on behalf of the GSA Taft-Hartley Clients and the proxies though implied consent on behalf of all other GSA Clients unless GSA disagrees with ISS's recommendation. When GSA does not agree with the voting recommendation it receives from ISS, the proxy will be voted strictly in accordance with the GSA ERISA Proxy Voting Policies, which are applicable to all of GSA's Clients that are not Taft-Hartley Clients.

         GSA has given an authorization and direction letter to each Client's custodian, which custodian then forwards all proxy statements received on behalf of the Client directly to ISS to vote the proxies. GSA typically receives notification on the ISS Internet website of upcoming shareholders meetings from ISS. GSA updates GSA's Client list with ISS monthly.

         In accordance with these Guidelines, GSA, through ISS, and as otherwise set forth in these Guidelines, shall attempt to process every vote for all domestic and foreign proxies that GSA receives.

         FOREIGN PROXIES. There are situations, however, in which GSA cannot process a proxy in connection with a foreign security (hereinafter, "foreign proxies"). For example, GSA will not process a foreign proxy:

         a. if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy;

         b.       when GSA has not been given enough time to process the vote;
                  or

         c. when a sell order for the foreign security is outstanding and, in the particular foreign country, proxy voting would impede the sale of the foreign security.

         MONITORING THE PROXY VOTING GUIDELINES.
         ---------------------------------------

         GSA shall periodically review both these GSA Proxy Voting Guidelines and the ISS Proxy Voting Policies to make certain that each set of these guidelines complies with any new rules promulgated by, or interpretations issued by, the SEC or other relevant regulatory policies.

III.     CONFLICTS OF INTEREST

         With respect to conflicts of interest, GSA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that would create a potential conflict of interest between Clients and GSA regarding a proxy vote. In addition, because GSA's Client proxies are voted pursuant to the pre-determined GSA Guidelines, GSA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest.

         Nevertheless, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of GSA, the proxy WILL be voted strictly in conformity with GSA's proxy voting guidelines.

         As a matter of policy, the employees of GSA who manage proxy voting through ISS shall not be influenced by outside sources, including the Nationwide Financial companies and their affiliates.

IV.      PROXY VOTING FOR SECURITIES INVOLVED IN SECURITIES LENDING

         Many GSA Clients participate in securities lending programs. Under most securities lending arrangements, proxies received in connection with the securities on loan may not be voted by the lender (unless the loan is recalled) (I.E., proxy voting rights during the lending period generally are transferred to the borrower). GSA believes that each Client has the right to determine whether participating in a securities lending program enhances returns. If a Client has determined to participate in a securities lending program, GSA, therefore, shall cooperate with the Client's determination that securities lending is beneficial to the Client's account and shall NOT attempt to seek recalls for the purpose of voting proxies. Consequently, it is GSA's policy that, in the event that GSA manages an account for a Client that employs a securities lending program, GSA generally will NOT seek to vote proxies relating to the securities on loan.

V.       RECORDKEEPING & REPORTING

GSA shall keep and maintain the following records and other items:

         i.       the GSA Proxy Voting Policies; .

         ii.      the Taft-Hartley Proxy Voting Policy;

         iii.     the ISS Proxy Voting Policies;

         iv. proxy statements received regarding underlying portfolio securities held by Clients (received through ISS, with either hard copies held by ISS or electronic filings from the SEC's EDGAR system);

         v.       records of votes cast on behalf of Clients (through ISS);

         vi. Client written requests for information as to how GSA voted proxies for said Client;

         vii. any GSA written responses to an oral or written request from a Client for information as to how GSA voted proxies for the Client; and

         viii. any documents prepared by GSA that were material to making a decision as to how to vote proxies or that memorialized the basis for the voting decision.

         These records and other items shall be maintained in an easily-accessible place for at least five (5) years from the end of the fiscal year during which the last entry was made on this record, the first two (2) years in an appropriate office of GSA -- EXCEPT for those records that shall be maintained by ISS and electronic filings that are available on the SEC's EDGAR system.

                                                                       EXHIBIT A

                         GARTMORE SEPARATE ACCOUNTS LLC

                           ERISA PROXY VOTING POLICIES
                       ADOPTED (01/01/98) AND (5/12/2003)

                         GARTMORE SEPARATE ACCOUNTS LLC
                              PROXY VOTING POLICIES

                      ADOPTED (01/01/1998) AND (5/12/2003)

                            I. THE BOARD OF DIRECTORS

A. VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees are made on a CASE-BY-CASE basis, examining the following factors:

o long-term corporate performance record relative to a market index;
o composition of board and key board committees;
o nominee's attendance at meetings (past two years);
o nominee's investment in the company;
o whether a retired CEO sits on the board; and
o whether the chairman is also serving as CEO.

In cases of significant votes and when information is readily available, we also review:

o corporate governance provisions and takeover activity;
o board decisions regarding executive pay;
o director compensation;
o number of other board seats held by nominee; and
o interlocking directorships.

B. CHAIRMAN AND CEO ARE THE SAME PERSON

We vote on a CASE-BY-CASE basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C. MAJORITY OF INDEPENDENT DIRECTORS

Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a CASE-BY-CASE basis.

We vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

D. STOCK OWNERSHIP REQUIREMENTS

We vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E. TERM OF OFFICE

We vote AGAINST shareholder proposals to limit the tenure of outside directors.

F. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

We vote AGAINST proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) only if the director's legal expenses would be covered.

G. CHARITABLE CONTRIBUTIONS

We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

                               II. PROXY CONTESTS

A. VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

o long-term financial performance of the target company relative to its industry;
o management's track record;
o background to the proxy contest;
o qualifications of director nominees (both slates);
o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
o stock ownership positions.

B. REIMBURSE PROXY SOLICITATION EXPENSES

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

                                  III. AUDITORS

RATIFYING AUDITORS

We vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

IV. PROXY CONTEST DEFENSES

A. BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

We vote AGAINST proposals to classify the board.

We vote FOR proposals to repeal classified boards and to elect all directors annually.

B. SHAREHOLDER ABILITY TO REMOVE DIRECTORS

We vote AGAINST proposals that provide that directors may be removed ONLY for cause.

We vote FOR proposals to restore shareholder ability to remove directors with or without cause.

We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

C. CUMULATIVE VOTING

We vote AGAINST proposals to eliminate cumulative voting.

We vote FOR proposals to permit cumulative voting.

D. SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

E. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

We vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote FOR proposals to allow or make easier shareholder action by written consent.

F. SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

We vote FOR proposals that seek to fix the size of the board.

We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

                            V. TENDER OFFER DEFENSES

A. POISON PILLS

We vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

B. FAIR PRICE PROVISIONS

We vote CASE-BY-CASE on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. GREENMAIL

We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D. PALE GREENMAIL

We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

E. UNEQUAL VOTING RIGHTS

We vote AGAINST dual class exchange offers.

We vote AGAINST dual class recapitalizations.

F. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H. WHITE SQUIRE PLACEMENTS

We vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

                     VI. MISCELLANEOUS GOVERNANCE PROVISIONS

A. CONFIDENTIAL VOTING

We vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We vote FOR management proposals to adopt confidential voting.

B. EQUAL ACCESS

We vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.


C. BUNDLED PROPOSALS

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.


D. SHAREHOLDER ADVISORY COMMITTEES

We review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

                             VII. CAPITAL STRUCTURE

A. COMMON STOCK AUTHORIZATION

We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue. We vote AGAINST proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

B. STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

We vote FOR management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C. REVERSE STOCK SPLITS

We vote FOR management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D. BLANK CHECK PREFERRED AUTHORIZATION

We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares.

E. SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

We vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F. ADJUST PAR VALUE OF COMMON STOCK

We vote FOR management proposals to reduce the par value of common stock.

G. PREEMPTIVE RIGHTS

We review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H. DEBT RESTRUCTURINGS

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

o DILUTION -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

o CHANGE IN CONTROL -- Will the transaction result in a change in control of the company?

o BANKRUPTCY -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I. SHARE REPURCHASE PROGRAMS

We vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

                    VIII. EXECUTIVE AND DIRECTOR COMPENSATION

In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

In evaluating a pay plan, we measure its dilutive effect both on shareholder wealth and on voting power. We value equity-based compensation along with the cash components of pay. We estimate the present value of all short- and long-term incentives, derivative awards, and cash/bonus compensation -- which enables us to assign a dollar value to the amount of potential shareholder wealth transfer.
Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, our policy is that the plan should be administered by a committee of disinterested persons; insiders should not serve on compensation committees.

Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

A. OBRA-RELATED COMPENSATION PROPOSALS

o  AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANT OR AMEND ADMINISTRATIVE FEATURES

Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

o  AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

o  AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

o  APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

Vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

B. SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

We review on a CASE-BY-CASE basis all shareholder proposals that seek additional disclosure of executive and director pay information.

We review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

C. GOLDEN AND TIN PARACHUTES

We vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

D. EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

E. 401(K) EMPLOYEE BENEFIT PLANS

We vote FOR proposals to implement a 401(k) savings plan for employees.

F. EMPLOYEE STOCK PURCHASE PLANS (ESPPS)

We vote FOR ESPPs with an offering period of 27 months or less and voting power dilution of ten percent or less. We vote AGAINST ESPPs with an offering period greater than 27 months or voting power dilution greater than ten percent.

                           IX. STATE OF INCORPORATION

A. VOTING ON STATE TAKEOVER STATUTES

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

                     X. MERGERS AND CORPORATE RESTRUCTURINGS

                          A. MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

o  anticipated financial and operating benefits;
o  offer price (cost vs. premium);
o  prospects of the combined companies;
o  how the deal was negotiated; and
o  changes in corporate governance and their impact on shareholder rights.

B. CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

C. SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. ASSET SALES

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. LIQUIDATIONS

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. APPRAISAL RIGHTS

We vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

G. CHANGING CORPORATE NAME

We vote FOR changing the corporate name.

                             XI. MUTUAL FUND PROXIES

A. ELECTION OF TRUSTEES

We vote on trustee nominees on a CASE-BY-CASE basis.

B. INVESTMENT ADVISORY AGREEMENT

We vote on investment advisory agreements on a CASE-BY-CASE basis.

C. FUNDAMENTAL INVESTMENT RESTRICTIONS

We vote on amendments to a fund's fundamental investment restrictions on a CASE-BY-CASE basis.

D. DISTRIBUTION AGREEMENTS

We vote on distribution agreements on a CASE-BY-CASE basis.

                      XII. SOCIAL AND ENVIRONMENTAL ISSUES

In general we ABSTAIN from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases, however, we vote FOR disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns.

In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

o whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

o the percentage of sales, assets and earnings affected;

o the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

o whether the issues presented should be dealt with through government or company-specific action;

o whether the company has already responded in some appropriate manner to the request embodied in a proposal;

o whether the company's analysis and voting recommendation to shareholders is persuasive;

o what other companies have done in response to the issue;

o whether the proposal itself is well framed and reasonable;

o whether implementation would achieve the objectives sought in the proposal;
  and

o whether the subject of the proposal is best left to the discretion of the board.

Among the social and environmental issues to which we apply this analysis are the following:

o Energy and Environment
o South Africa
o Northern Ireland
o Military Business
o Maquiladora Standards and International Operations Policies
o World Debt Crisis o Equal Employment Opportunity and Discrimination
o Animal Rights
o Product Integrity and Marketing
o Human Resources Issues

                                                                       EXHIBIT B

                    GARTMORE SEPARATE ACCOUNT MANAGEMENT LLC



                        TAFT-HARTLEY PROXY VOTING POLICY
                               ADOPTED (01/01/98)

                      TAFT - HARTLEY PROXY VOTING POLICIES

This statement sets forth the proxy voting policy of Gartmore Separate Accounts LLC. The Department of Labor has stated that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock and that trustees may delegate this duty to an investment manager. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisers Act of 1940. Gartmore Separate Accounts LLC is a registered investment adviser under the Investment Advisors Act of 1940.

Gartmore Separate Accounts LLC shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. Gartmore Separate Accounts LLC shall not subordinate the interests of participants and beneficiaries to unrelated objectives. Gartmore Separate Accounts LLC shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. When proxies due Gartmore Separate Accounts LLC's clients have not been received, Gartmore Separate Accounts LLC will make reasonable efforts to obtain missing proxies. Gartmore Separate Accounts LLC is not responsible for voting proxies it does not receive.

Gartmore Separate Accounts LLC shall analyze each proxy on a case-by-case basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the interest of the participants and beneficiaries of the plans. Gartmore Separate Accounts LLC does not intend these guidelines to be exhaustive; hundreds of issues appear on proxy ballots and it is neither practical nor productive to fashion a guideline for each. Rather, Gartmore Separate Accounts LLC's guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of the participants and beneficiaries of the plans. Gartmore Separate Accounts LLC shall revise its guidelines as events warrant.

Gartmore Separate Accounts LLC shall report annually to its clients on proxy votes cast on their behalf. These proxy voting reports will demonstrate Gartmore Separate Accounts LLC's compliance with its responsibilities and will facilitate clients' monitoring of Gartmore Separate Accounts LLC

A copy of this Proxy Voting Policy Statement and Guidelines is provided to each client at the time Gartmore Separate Accounts LLC is retained. Gartmore Separate Accounts LLC shall provide its clients revised copies of this proxy voting policy statement and guidelines whenever significant revisions have been made.

                        DOMESTIC PROXY VOTING GUIDELINES

Gartmore Separate Accounts LLC shall consider these guidelines as it evaluates proposals appearing on proxy ballots it votes on behalf of its clients.

                          BOARD OF DIRECTORS PROPOSALS

According to the REPORT OF THE NATIONAL ASSOCIATION OF CORPORATE DIRECTORS' BLUE RIBBON COMMISSION ON DIRECTOR PROFESSIONALISM (1996):

         The accepted governance paradigm is simple: management is accountable to the board, and the board is accountable to shareholders. . . . In the view of the Commission, the board does more than mechanically link those who manage the corporation and those who own it. Rather, as a surrogate for dispersed ownership, the board is at the very center of corporate governance itself. . . .

Gartmore Separate Accounts LLC embraces this view. Directors of a corporation accept great responsibility and rewards for their service and, as the Commission states, "assume accountability for the success of the enterprise by taking responsibility for the management, in both failure and success." Thus, Gartmore Separate Accounts LLC holds directors to a high standard when voting on their election, qualifications, and compensation. Gartmore Separate Accounts LLC intends by its votes to evaluate directors fairly, rewarding them for significant contributions and holding them ultimately accountable to shareholders for the performance of the corporations they serve.

                       UNCONTESTED ELECTIONS OF DIRECTORS

In general, Gartmore Separate Accounts LLC will support an uncontested slate of nominees to the board of directors so long as the corporation's performance warrants support for incumbent nominees and confidence in new nominees the corporation is proposing, subject to consideration of a number of factors, including those listed below:

     The company's financial performance as judged by total returns and other relevant financial indicators in comparison to a group of its peers as well as a broader market such as the S&P 500. Attendance records of incumbent directors. In general, support will be withheld from directors who have failed to attend at least 75 % of board and committee meetings without adequate justification. A company's failure to disclose this information may also be considered in determining whether to withhold support for nominees to the board.

     The ratio of inside versus independent directors. Gartmore Separate Accounts LLC believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, Gartmore Separate Accounts LLC will cast votes in a manner that shall encourage the independence of boards. (Independence will be evaluated based upon a number of factors, including: Whether the nominee has been employed by the company or an affiliate in an executive capacity within the last five years; whether the nominee has been or is currently employed by a firm that is one of the company's paid advisors or consultants; whether the nominee has any personal services contract with the company; whether the nominee is a relative of an executive or director of the company; whether the nominee is an officer of a company on which the company's chairman or chief executive officer is also a board member.)

     The number of other boards of directors on which nominees serve. Service as a director represents a major commitment of time, energy, and talent. The National Association of Corporate Directors estimates that directors spend as much as 190 hours per year preparing for and attending board and committee meetings. Service on a number of other boards, especially by one who also holds a full-time position, creates the risk that one's obligation as a director may not be fully met.

     The overall conduct of the company.

     As indicated, directors bear ultimate responsibility to shareholders for the success or failure of the company. Therefore, they should be held accountable for actions taken that may not be in shareholders' best interests, such as awarding excessive compensation to executives or themselves for performance that does not warrant it; for acting against shareholders' properly expressed wishes, such as failing to implement an appropriate proposal approved by a majority of shareholders; for adopting anti-takeover provisions not in shareholders' best interests; for refusing to provide information to which shareholders are entitled; or for other actions taken by their company that may not be in shareholders' best interests.

CONTESTED ELECTIONS OF DIRECTORS

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

MAJORITY OF  INDEPENDENT DIRECTORS

In general, Gartmore Separate Accounts LLC will support shareholder proposals seeking to require that a majority of directors be independent. SEE definition of independence under UNCONTESTED ELECTION OF DIRECTORS. Board independence is critical so that directors may carry out their duties to select, monitor and compensate management.

SEPARATE OFFICES OF CHAIRMAN AND CHIEF EXECUTIVE OFFICER

In general, Gartmore Separate Accounts LLC will support shareholder proposals seeking to require that different persons serve as the chairman and chief executive officer. The chairman's duty to oversee management is obviously compromised when he is required to monitor himself. However, in certain circumstances, such as a small-cap company with a limited group of leaders, it may be appropriate for these positions to be combined for some period of time.

INDEPENDENT NOMINATING, COMPENSATION, AND AUDIT COMMITTEES

Gartmore Separate Accounts LLC will support proposals that all, or a majority of directors on these committees, be independent directors. SEE definition of independence under Uncontested Election of Directors. Such independence is necessary to the effective functioning of these committees.

CLASSIFIED BOARDS

Gartmore Separate Accounts LLC will support shareholder proposals to repeal a company's classified board and hold annual elections and will oppose management proposals to establish classified boards. Directors should be accountable to shareholders and requiring that they stand for election every year enhances their accountability. Moreover, classified boards may serve as an anti-takeover device, which is not in shareholders' best interests.

TERM LIMITS

Gartmore Separate Accounts LLC will vote against proposals to limit terms of directors because they may result in prohibiting the service of directors who significantly contribute to the company's success and represent shareholders' interests very well. Gartmore Separate Accounts LLC believes that holding individual nominees to high standards when they seek election and requiring annual elections of directors better advances shareholders' interests.

DIRECTOR LIABILITY

Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While Gartmore Separate Accounts LLC recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, Gartmore Separate Accounts LLC believes the great responsibility and authority of directors justifies holding them accountable for their actions. Each proposal addressing director liability will be evaluated consistent with this philosophy. Gartmore Separate Accounts LLC may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors , but Gartmore Separate Accounts LLC may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

Specifically, Gartmore Separate Accounts LLC will oppose management proposals that limit a director's liability for (i) a breach of the duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, (iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits. In addition, Gartmore Separate Accounts LLC will generally oppose proposals to reduce or eliminate directors' personal liability when litigation is pending against current board members.

INDEMNIFICATION

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. Gartmore Separate Accounts LLC may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

OUTSIDE DIRECTOR COMPENSATION AND BENEFITS

In consideration for the significant contributions and responsibilities expected of outside directors, Gartmore Separate Accounts LLC believes reasonable compensation should be awarded to them. Shareholder evaluation of director compensation is especially important since directors are responsible for compensating themselves. As the REPORT OF THE NATIONAL ASSOCIATION OF CORPORATE DIRECTORS BLUE RIBBON COMMISSION ON DIRECTOR COMPENSATION (1995) stated:

         The challenge of devising director compensation plans is that both the inside and outside directors have a conflict of interests. Outside directors, of course, have a conflict of interests in being responsible for setting their own pay. Inside directors, who normally do not get additional pay for serving on the board, do not have the same direct conflict, but they do have an indirect conflict because of potential reciprocity with outside members of the board. The outside directors would be unlikely to increase their own compensation over the objections of the CEO and senior officers serving as inside directors. In turn, these same outside directors approve pay plans for these key insiders.

Thus, full disclosure in the proxy statement of the philosophy and process used in establishing director compensation and the total value of the compensation is critically important to shareholders.

Gartmore Separate Accounts LLC supports compensating directors in a fashion that rewards excellent service, not marginal performance, and enhances directors' links to shareholders. Further, director compensation should be accomplished in a manner that does not compromise the independence of directors. For example, a director who is scheduled to receive a large pension if he serves for a certain number of years is less likely to confront management if he believes this may reduce the likelihood that his pension rights will vest.

With these considerations in mind, Gartmore Separate Accounts LLC will support paying directors solely in the form of equity and cash and will support management and shareholder proposals to eliminate pension and benefit programs. Gartmore Separate Accounts LLC will support proposals that encourage a significant component of directors' total compensation be in the form of stock, but will also evaluate the appropriateness of the total value of the compensation package. For example, Gartmore Separate Accounts LLC may not support a proposal to reduce directors' cash compensation from $40,000 to $20,000 if it is replaced with stock awards of 10,000 shares worth $1,000,000. Gartmore Separate Accounts LLC also wishes to encourage significant stock holdings by directors without precluding board service by otherwise qualified individuals who do not possess significant wealth. Such ownership levels without excluding such people may be accomplished by offering compensation in the form of stock and cash, so long as the stock component is significant and the cash component is reasonable. Stock grants should be structured to avoid short-term holdings by directors.

BROADER PARTICIPATION ON THE BOARD

Gartmore Separate Accounts LLC will support proposals requesting companies to make efforts to seek more women and minority group members for service on boards. A more diverse board of qualified directors benefits the company and shareholders.

                            CAPITAL-RELATED PROPOSALS

INCREASE AUTHORIZED COMMON STOCK

Gartmore Separate Accounts LLC will support management proposals requesting shareholder approval to increase authorized common stock when management provides persuasive justification for the increase. For example, Gartmore Separate Accounts LLC will support increases in authorized common stock to fund stock splits that are in shareholders' interests. Gartmore Separate Accounts LLC will oppose proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense. Gartmore Separate Accounts LLC will evaluate the amount of additional stock requested in comparison to the requests of the company's peers as well as the company's articulated reason for the increase.

BLANK CHECK PREFERRED STOCK

Gartmore Separate Accounts LLC will oppose requests to authorize blank check preferred stock. Blank check preferred stock is preferred stock authorized by shareholders that gives the board of directors broad powers to establish voting, dividend and other rights without any shareholder review. It can be used as an antitakeover device and for this reason Gartmore Separate Accounts LLC will vote against its authorization.

                         CORPORATE GOVERNANCE PROPOSALS

APPROVE OTHER BUSINESS

Gartmore Separate Accounts LLC will oppose management requests to approve other business because this gives management broad authority to take action without shareholder consent even when shareholders have an interest in the issue.

AUDITORS

Gartmore Separate Accounts LLC will support management requests to ratify the selection of auditors unless the auditor has a material conflict of interest, failed to detect financial problems at the company, or the previous auditor was terminated by the company following an unfavorable opinion rendered by it.

CONFIDENTIAL VOTING

Gartmore Separate Accounts LLC will support shareholder proposals calling for shareholder votes to be kept confidential. Confidential voting prevents management from pressuring shareholders to change their votes.

CUMULATIVE VOTING

Gartmore Separate Accounts LLC will generally support shareholder proposals to implement cumulative voting and oppose management proposals to eliminate it. Cumulative voting is a method of obtaining minority shareholder representation on a board and of achieving a measure of board independence from management control.

DUAL CLASS VOTING

Gartmore Separate Accounts LLC will evaluate the purpose offered by management for creating two classes of stock with different voting rights. Gartmore Separate Accounts LLC will take into consideration the principle of one-share, one-vote and the impact of any dilution in shareholder voting rights and any decrease in share price likely to result from issuing a new class of stock with unequal voting rights.

LIMITATIONS UPON SHAREHOLDER RIGHTS

Gartmore Separate Accounts LLC will oppose management proposals to limit or eliminate shareholders' rights to call special meetings or to act by written consent. Management proposals to eliminate shareholders' right to call special meetings are frequently used as an anti-takeover device to the detriment of shareholders.

POISON PILLS

Management sponsored poison pill proposals are intended to discourage takeovers of a company and operate to the detriment of shareholders. Gartmore Separate Accounts LLC will oppose management proposals to implement poison pills and support shareholder proposals to eliminate them.

REINCORPORATION

Gartmore Separate Accounts LLC may support reincorporation proposals when satisfactory business reasons are specified and there is no overall and significant negative effect on matters of corporate governance or management accountability.

                           EMPLOYEE-RELATED PROPOSALS

EMPLOYEE STOCK PURCHASE PLANS

Gartmore Separate Accounts LLC will generally support employee stock purchase plans. These plans cover a large number of the company's employees and allow them to purchase the company's stock at a slight discount. Gartmore Separate

Accounts LLC supports employee ownership in companies for it serves to link the interests of employees of the company with shareholders of the company, which benefits shareholders in the long run.

EXECUTIVES/MANAGEMENT-RELATED PROPOSALS

EXECUTIVE COMPENSATION

Gartmore Separate Accounts LLC supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. To this end, Gartmore Separate Accounts LLC supports stock options as a significant component of compensation. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company -- and shareholders -- prosper. Many plans sponsored by management, though, provide "goals" so easily met that executives will realize gains even when shareholders do not. Gartmore Separate Accounts LLC will support option plans that provide challenging performance objectives and serve to motivate executives to excellent performance. Gartmore Separate Accounts LLC will oppose plans that offer unreasonable benefits to executives that are not available to any other shareholders.

Specifically, Gartmore Separate Accounts LLC will consider whether the proposed plan is being offered at fair market value, which Gartmore Separate Accounts LLC supports, or at a discount, which Gartmore Separate Accounts LLC generally opposes; whether it will excessively dilute the earnings per share of the outstanding shares; and whether management is given the ability to replace or reprice "underwater" options, which is not available to any other shareholders. Gartmore Separate Accounts LLC will also consider any other features of the plan that may not be in shareholders' best interest.

GOLDEN PARACHUTES

Gartmore Separate Accounts LLC will generally oppose management proposals to award golden parachutes and support shareholder proposals to eliminate them. Golden parachutes are severance agreements given to executives in the event of a merger or takeover. In light of the significant compensation already awarded most executives they are rarely justified.

DISCLOSING OR RESTRICTING EXECUTIVE COMPENSATION

Gartmore Separate Accounts LLC supports rewarding executives for excellent performance, but believes that shareholders have the right to be informed of the performance criteria. Gartmore Separate Accounts LLC will support proposals to disclose executive compensation when the compensation is high and the information is useful to shareholders, but may not support proposals such as those asking for the identification of all employees earning over $100,000.

There are many varieties of shareholder proposals seeking to limit executive compensation or link it to some defined criteria. Gartmore Separate Accounts LLC will review these proposals and evaluate whether they will encourage executives to act in a manner that advances shareholders' interests without unduly interfering with the company's operation.

                             RESTRUCTURING PROPOSALS

MERGERS

Gartmore Separate Accounts LLC will evaluate proposed mergers by looking at the justification for the merger; whether a reasonable financial arrangement has been proposed and a fairness opinion rendered; and the long-term impact of the business plans of the competing parties.

                              SHAREHOLDER PROPOSALS

A variety of shareholder proposals are sponsored each year concerning fundamental corporate governance topics and social issues, as well as many unique proposals that are presented for vote for the first time. Gartmore Separate Accounts LLC's position on many of these proposals has already been discussed. In general, Gartmore Separate Accounts LLC will evaluate shareholder proposals to determine whether they are in the best economic interests of the participants and beneficiaries Gartmore Separate Accounts LLC represents. Gartmore Separate Accounts LLC's clients, not Gartmore Separate Accounts LLC, choose the companies in which they invest and, ultimately, Gartmore Separate Accounts LLC's responsibility is to protect their economic interests. This does not mean, though, that Gartmore Separate Accounts LLC must take a short-term approach when evaluating these proposals. Rather, Gartmore Separate Accounts LLC will vote consistent with the economic best interests of the participants and beneficiaries.

In general, Gartmore Separate Accounts LLC supports proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations. In order to be able intelligently to monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information merit support. Gartmore Separate Accounts LLC will evaluate proposals seeking the company to cease taking certain actions that the proponent believes is harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request.

SPECIAL POLICY REVIEW AND SHAREHOLDER ADVISORY COMMITTEES

These resolutions propose the establishment of special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, occupational health and safety, and executive compensation. Gartmore Separate Accounts LLC will support these proposals when they appear to offer a potentially effective method for enhancing shareholder value.

ADOPTION OF "MACBRIDE PRINCIPLES"

These resolutions call for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. Gartmore Separate Accounts LLC will support such proposals as an appropriate obligation for the company to undertake.

ADOPTION OF "CERES PRINCIPLES"

These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees. Many companies have voluntarily adopted these principles. Gartmore Separate Accounts LLC will generally support these proposals for it improves the company's public image and may improve its operations, both of which enhance shareholder value.

LABOR STANDARDS AND EQUAL EMPLOYMENT OPPORTUNITY

These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health and other basic labor protections. Gartmore Separate Accounts LLC will generally support these proposals. They enhance the company's public image and may improve its operations, both of which benefit shareholders' economic interests.

                      INTERNATIONAL PROXY VOTING GUIDELINES

Gartmore Separate Accounts LLC votes foreign equity shares for a number of clients. The Department of Labor's Interpretive Bulletin 94-2 states that the same principles concerning the fiduciary obligation to vote proxies for domestic equities applies to investments in foreign corporations, subject to an acknowledgment that there may be additional costs in voting shares of foreign corporations. For this reason, the Department of Labor has interpreted ERISA to require the responsible plan fiduciary to weigh the costs and benefits of voting on foreign proxies and to make an informed decision whether voting a given proxy is prudent and solely in the interest of the plan's participants and beneficiaries.

The greatest hurdle faced by Gartmore Separate Accounts LLC, or any other fiduciary voting foreign equity shares, is obtaining these proxies in a complete form and a timely manner, i.e., having the ability to identify the proxy issues, access necessary research to evaluate the proposal, and then have time to vote the proxy before the deadline. When information on particular companies or issues is not available, Gartmore Separate Accounts LLC will support management proposals that do not appear to be objectionable as part of its significant effort to obtain proxies and to vote them in the interests of the plan's participants and beneficiaries.

                          BOARD OF DIRECTORS PROPOSALS

As in the United States system, global investors often have no choice but to support or to withhold support for management-proposed candidates. Scrutiny of board composition and company performance can inform this decision. Some considerations relevant to the election of directors at non-U.S. companies differ from those at U.S. companies. Other than a company's financial performance and shareholder return, the issues that will be considered -- especially in the case of poorly performing companies-- are discussed below.

UNCONTESTED ELECTION OF DIRECTORS

The frequency of elections should be noted. Annual elections allow shareholders to voice their opinions of each director's performance in a timely manner. In some European countries, however, directors are elected less frequently, sometimes every four or six years. We will take this into account when voting. In some countries, directors can be "elected for life," a situation that Gartmore Separate Accounts LLC will oppose.
Examine the percentage of independent directors compared to the percentage of executive directors and directors with business, personal, or other relationships with the company or company executives. Gartmore Separate Accounts LLC defines director independence the same way for U.S. and non-U.S. companies, but the existence of less stringent disclosure rules in some non-U.S. markets sometimes makes this information difficult to obtain. In this case, financial performance is given extra weight. Examine whether a company is forthcoming about its directors' backgrounds. We also evaluate the career experience of a candidate to determine whether a person will be valuable to the company. A candidate's other relevant commitments are also considered: other board directorships; executive responsibilities at another company? Examine a candidate's performance and attendance records, willingness and fitness to serve as a director, and the length of time served on the board. Also, consider whether a candidate is involved in legal difficulties or if the board has been involved in legal difficulties during the tenure of a candidate. If the company has been publicly owned and traded for fewer than five years, we will accept a greater degree of volatility in the company's stock price or other indicators of financial performance because the early years of public trading can be difficult for a company.

Contested elections will be considered individually with special attention paid to the reasons for an opposing slate of candidates, their qualifications, and the potential financial impact to the company of the opposing slate's election.

ELECT SUPERVISORY BOARD MEMBERS

This issue usually occurs at European companies where shareholders are asked to elect a supervisory board, usually comprised of non-executives, who oversee the operation of the board of directors. As with the election of directors, the frequency of elections, candidates' backgrounds, and their relationships to the company or its executives should be noted. Generally, the supervisory board candidates should possess the same strengths as director candidates while also being "independent".

                         CORPORATE GOVERNANCE PROPOSALS

ELECT STATUTORY AUDITORS

This issue occurs most often in Japan and Italy. Statutory auditors are supposed to provide independent oversight of both internal company audits and audits conducted by outside sources. In Italy, statutory auditors must be independent; in Japan, at least three statutory auditors must be appointed, but only one of these people must be independent. If the information is available, Gartmore Separate Accounts LLC will consider whether statutory auditors are truly able to provide an independent opinion and to make sure that the company is complying with laws and regulations

APPOINT AUDITORS; SET AUDITOR'S FEES; APPOINT AUDITORS AND SET THEIR FEES

One of these three issues will occur at almost every annual corporate board meeting. The length of an auditor's relationship with a company should be considered, as well as whether any public allegations of financial impropriety surround the company. If a new auditor is being selected, the reasons for changing auditors should be examined.

The company will sometimes ask shareholders to approve an auditor's fees, either separately from an auditor's appointment or as part of the same proposal. The board is in the best position to evaluate the fairness of an auditor's fees, although if the company publishes the amount paid to an auditor each year, the reasons for any extreme fluctuation should be considered.

APPROVE FINANCIAL STATEMENTS

The company's management is in the best position to know whether the financial statements are complete and accurate. Generally, this matter is routine, although, in some markets, this proposal must be approved for the meeting to continue. Gartmore Separate Accounts LLC considers this a routine issue for which support will be provided unless some indication exists that providing support will release directors from their responsibility to the company and its shareholders.

SET DIVIDEND/ALLOCATE PROFITS; ALLOCATE DIVIDEND, PROFITS, BOARD FEES

The allocation of dividends is a commonly occurring matter, but it requires shareholder approval in many countries. Some shareholders will vote against these proposals if the dividend per share is below a company's industry median in an effort to register displeasure, however, such a vote seems designed to "send a message" rather than to benefit shareholders. Even if this type of proposal failed, no mechanism exists for reconsideration of the issue, and the money simply would not be dispersed to shareholders. Gartmore Separate Accounts LLC generally will support these proposals.

APPROVE DIVIDEND REINVESTMENT PLAN

This is a routine issue requiring shareholder approval in many countries. The differences among these types of plans are usually related to the length of time for which the board is allowed to operate a dividend reinvestment plan. These plans provide shareholders with an optional way to increase their holdings, and the company is able to conserve cash when shareholders opt for reinvestment of their dividends. Gartmore Separate Accounts LLC will generally support these proposals.

AUTHORIZE LEGAL FORMALITIES

These proposals are related to meeting protocol, and shareholder approval is often required for formalities that will provide for the proper opening, conduct, and conclusion of meetings, thus allowing decisions to be legitimately implemented. Gartmore Separate Accounts LLC will generally support these proposals.

ISSUE STOCK WITHOUT PREEMPTIVE RIGHTS; ISSUE STOCK WITH PREEMPTIVE RIGHTS

These proposals arise because shareholders in many countries must approve the issuance of stock, even though they have previously approved the amount of authorized stock. When voting, Gartmore Separate Accounts LLC will consider the following factors:

Preemptive rights can exclude potential new shareholders from gaining a stake in the company if the company's stock is not widely traded. Sometimes, management will indicate that this anti-takeover feature is either the reason underlying or a positive feature of the stock issuance. Also, while acceptable dilution levels vary depending on the country and market being considered, excessive dilution is detrimental to shareholders' interests. In general, According to the Investor Responsibility Research Center and the guidelines used by the California Public Employees' Retirement System, acceptable levels of dilution vary between five percent of the outstanding amount (in the UK) and 20 percent of the outstanding number of shares (common in Hong Kong).

Some corporate boards attempt to issue shares without preemptive rights while retaining the authority to choose the recipients, the terms and the prices of the newly issued shares. Again, dilution level and management's intent with regard to using new stock as an anti-takeover measure are important factors to consider. Gartmore Separate Accounts LLC will vote against these proposals if management fails to provide sufficient information to demonstrate that the terms will be fair to shareholders.

AUTHORIZE SHARE REPURCHASE

Share repurchases can lower dilution with the effect of creating higher stock prices, raising dividends, and increasing earnings per share. This action can also stabilize stock prices or allow the company to collect shares for other uses, such as stock option plans. The plans can be used improperly, though, and it is necessary to consider both the percentage of the outstanding shares that the company wants to purchase and the freedom that management is allowed when determining uses for the new stock. Some countries allow management to place stock with certain individuals or institutions, and some allow management to set the value and voting rights of the new shares. Both of these practices are harmful to shareholder interests.

APPROVE DIRECTORS' FEES; APPROVE MAXIMUM STATUTORY AUDITORS FEES

The law in many countries does not require the amount of directors' fees and statutory auditors' fees to be disclosed. When these amounts are disclosed, companies usually report the total amount of fees for every director or statutory auditor. Disclosure of the fees is an important factor, though, and a step forward toward better corporate governance. The identities of the recipients will be examined when possible, as will the amount of money to be disbursed either to individuals or to a group.

Approve Bonuses for Retiring Directors; Approve Bonuses for Retiring Statutory Auditors

Both directors and statutory auditors are well paid for their services on the board. Disclosure of the amount of the award is necessary, and only a nominal award is potentially acceptable.

Ratify Management Acts-- Symbolic; Ratify Board Acts-- Symbolic; Ratify Board Acts-- Legal

These proposals, generally formalities, serve different purposes in various countries. In some countries, these proposals function as a vote of confidence in either the management or the board. In other countries, these proposals indemnify management or board members. These are required annually, and acceptance of the proposal does not release management or board members from their responsibilities to shareholders; acceptance does, however, increase the burden placed on shareholders to prove both wrongdoing and that their vote was based on incorrect or incomplete information. Gartmore Separate Accounts LLC will generally support any of these measures.

AMEND ARTICLES-- TECHNICAL

These are minor proposals that serve the purpose of bringing a company into compliance with recently changed laws. Proposals of this sort should not have any material impact on the company or on shareholder rights and will generally be supported.

                    EXECUTIVE OR MANAGEMENT-RELATED PROPOSALS

APPROVE STOCK OPTION PLAN

The number of this type of proposal arising at non-U.S. companies is very low. Disclosure of plan details tends to occur less often in non-U.S. markets. The main issues to consider when evaluating these plans are very similar, though, regardless of the market. Excessive dilution lessens shareholder value, and discount options do not align the interests of shareholders and management. Plans with no termination date are also detrimental to shareholder interests, allowing plan managers to award shares indefinitely, thereby creating an excessive level of dilution over time.

                            CAPITAL-RELATED PROPOSALS

ISSUE BONDS WITH WARRANTS; ISSUE CONVERTIBLE DEBT INSTRUMENTS

The company's management is in the best position to evaluate both its need for capital to finance growth or restructuring and the level of debt the company can withstand. The two main factors used in making a decision on this issue are the dilution level of shareholders' equity when bond holders purchase stock and a comparison of the company's level of debt to its level of equity.

INCREASE AUTHORIZED CAPITAL

Companies often fail to justify the need for increased authorized capital. In such a case, Gartmore Separate Accounts LLC will generally oppose the proposal unless the necessity is apparent. Gartmore Separate Accounts LLC will evaluate these proposals in terms of the size of the requested capital increase and the purpose for the request. Gartmore Separate Accounts LLC will generally support reasonable requests for capital increases to be used to effect stock splits, mergers, or acquisitions that are in shareholders' interests. Gartmore Separate Accounts LLC will generally oppose these requests when they appear intended to function as anti-takeover measures, which reduce shareholder value. In some countries, this problem is particularly acute because firms are allowed to place new shares with institutions or individuals allied with the company.

                       MUTUAL FUND PROXY VOTING GUIDELINES

The following guidelines establish the criteria by which Gartmore Separate Accounts LLC will evaluate proxy issues presented for vote at mutual funds held by its clients.

                         ELECTION OF DIRECTORS/TRUSTEES

Every mutual fund has a Board of Directors or Trustees whose duty is to represent the interest of the fund's shareholders. Unlike the directors of publicly-held corporations, who are elected annually or when on a classified board every three years, these directors or trustees are nominated for indefinite terms, often until the next meeting of shareholders at which directors or trustees are elected and at which his or her successor is qualified or until the resignation of the director or trustee. These individuals bear ultimate responsibility for the fund and should be held accountable to shareholders.

The following factors should be considered when determining whether to vote in favor of a nominee:

The independence of the nominee. Gartmore Separate Accounts LLC will evaluate whether the nominee is affiliated with the fund's investment company or has any potential or actual conflicts of interest that would call into question the nominee's ability to represent shareholders' interests. Gartmore Separate

Accounts LLC believes a majority of the directors or trustees should be independent and will cast votes in a manner consistent with this philosophy. The performance of the fund. When possible, Gartmore Separate Accounts LLC will compare the fund's performance with that of a peer group or broader index of funds. The nominee's attendance record, if an incumbent, at meetings of the board if such information is disclosed in the proxy statement.

Additional factors that would be relevant. For example, Gartmore Separate Accounts LLC will consider whether the fund's proxy statement and other materials provided to shareholders candidly and completely discuss the fund's performance, advisory fees, and other pertinent information or are written in such a manner as to make this information difficult to discern.

                         INVESTMENT ADVISORY AGREEMENTS

Investment advisory agreements are agreements between the fund and its investment adviser to provide investment advice, such as portfolio supervision and general management of the fund's affairs, in return for an investment advisory fee.

Proxies that refer to "a vote to amend the fund's investment advisory agreement" often actually seek shareholder approval to increase the fees shareholders pay to the fund's investment adviser. Gartmore Separate Accounts LLC will carefully scrutinize such proposals to ensure that they are designed to benefit shareholders rather than enrich investment advisers at shareholders' expense. The proxy statement will be carefully reviewed to ascertain if the fund has provided complete and candid information justifying a fee increase. The fees will also be judged in comparison to those fees paid by funds with similar investment objectives. Finally, the absolute dollar amount of the fees will be evaluated in an attempt to ensure that shareholders receive value in return for the fees they pay.

                 FUNDAMENTAL INVESTMENT POLICIES AND LIMITATIONS

Fundamental investment policies and limitations generally define limitations upon the investment practices of the fund. Ideally, they will describe with specificity the principal types of stocks and bonds in which the fund will invest. Shareholders have the right to vote upon amendments to the fund's fundamental investment policies. Gartmore Separate Accounts LLC will consider the following when evaluating any proposed revisions to a fund's fundamental investment policies:

Does the fund propose major revisions that would significantly alter its investment strategy or is the proposal more routine? Major revisions will be scrutinized to determine whether they are consistent with the objectives that initially motivated investors to invest in the particular fund. Routine revisions will generally be supported so long as this is consistent with shareholders' best interests.

Do the proposed amendments limit or reduce shareholders' rights in a significant manner? If so, these proposals will be opposed. For example, Gartmore Separate

Accounts LLC will oppose reclassifying policies so that they would thereafter no longer be considered fundamental policies, which would have the effect of eliminating shareholders' rights to vote upon future revisions.

                             DISTRIBUTION AGREEMENTS

Gartmore Separate Accounts LLC will generally vote against these proposals unless the fund has persuasively justified the necessity of the fees and their benefit to shareholders. Rule 12b-1 of guidelines established under the Investment Company Act of 1940 authorizes distribution agreements between a fund and its distributor by which a fund pays a fee, known as a "12b-1 distribution fee," to the distributor for advertising, marketing and distribution services, and for commissions to sales representatives. Numerous arguments are offered by funds to justify the imposition of these fees, including that the fund needs to grow to an asset size at which it becomes economically viable or that shareholders will benefit from certain economies of scale if fund assets rise and management fee rates decline.

Gartmore Separate Accounts LLC will evaluate proposed 12b-1 distribution fees to ascertain whether the fund has clearly articulated the need for the fees and the benefit they offer to shareholders. If it has not, Gartmore Separate Accounts LLC will vote against the fees.

AUTHORITY TO TRANSACT OTHER BUSINESS

Gartmore Separate Accounts LLC will generally vote against requests to grant authority to transact such other business as may be presented at the meeting. Approval of the proposal would grant the board discretion to take action on a variety of matters, including material matters that were not indicated on the proxy ballot. Gartmore Separate Accounts LLC considers this a diminution of shareholders' rights and generally opposes such requests, absent a persuasive argument presented by the fund justifying why such authority is in shareholders' best interests.

                         GARTMORE MUTUAL FUNDS II, INC.

                                OTHER INFORMATION

ITEM 23.      EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION

(a)                      Articles of Incorporation.
                         Articles of Incorporation of Registrant, filed with the initial Registration Statement No. 333-75075 on March 26, 1999, and is incorporated herein by reference.

(b)                      By-Laws.
                         By-Laws of Registrant, filed with the initial Registration Statement No. 333-75075 on March 26, 1999, and is incorporated herein by reference.

(c)                      Instruments Defining Rights of Security Holders.
                         None.

(d)                      Investment Advisory Contracts.
              1. Investment Advisory Agreement between Registrant and Gartmore Mutual Funds Capital Trust relating to the Gartmore Focus Fund, was filed with Registration Statement No. 333-75075 on August 28, 2003, and is incorporated herein by reference.

              2. Subadvisory Agreement among Registrant, Gartmore Mutual Funds Capital Trust and Gartmore Separate Accounts LLC relating to the Gartmore Focus Fund, filed with Registration Statement No. 333-75075 on August 28, 2003, and is incorporated herein by reference.

(e)                      Underwriting Contracts.
              1.         Underwriting Agreement between Registrant and Gartmore

                         Distribution Services, Inc., was filed with Registration Statement No. 333-75075 on August 28, 2003, and is incorporated herein by reference.

              2. Form of Fee Waiver Letter Agreement between the Registrant and Gartmore Distribution Services, Inc. relating to the Gartmore Focus Fund is filed herewith as Exhibit (e) 2.

(f)                      Bonus or Profit Sharing Contracts.
                         None.

(g)                      Custodian Agreements.
                         Global Custody Agreement between Registrant and JPMorgan Chase Bank relating to the Gartmore Focus Fund, was filed with Registration Statement No. 333-75075 on August 28, 2003, and is incorporated herein by reference.

(h)                      Other Material Contracts.
              1. Transfer and Dividend Disbursing Agent Agreement between Registrant and Gartmore Investors Services, Inc. relating to the Gartmore Focus Fund, was filed with Registration Statement No. 333-75075 on August 28, 2003, and is incorporated herein by reference.

              2. Fund Administration Agreement between Registrant and Gartmore SA Capital Trust, was filed with Registration Statement No. 333-75075 on August 28, 2003, and is incorporated herein by reference.

              3. Expense Limitation Agreement among Registrant, Gartmore Mutual Fund Capital Trust and Gartmore Separate Accounts LLC relating to the Gartmore Focus Fund, was filed with Registration Statement No. 333-75075 on August 28, 2003, and is incorporated herein by reference.

(i)                      Legal Opinion.
                         None.

(j)                      Other Opinions.
              1. Consents of KPMG LLP and PricewaterhouseCoopers LLP is to be filed by amendment.

              2. Powers of Attorney, filed with Registration Statement No. 333-75075 on October 27, 2000, and is incorporated herein by reference.

(k)                      Omitted Financial Statements.
                         None.

(l)                      Initial Capital Agreements.
                         Share Purchase Agreement, filed with Registration Statement No. 333-75075 on October 27, 2000, and incorporated is herein by reference.

(m)                      Rule 12b-1 Plan.
                         Service and Distribution Plans, filed with Registration Statement No. 333-75075 on October 27, 2000, and is incorporated herein by reference.

(n) Rule 18f-3 Plan, as amended, is incorporated herein by reference.

(o)                      Reserved.

(p)                      Codes of Ethics.
              1. Code of Ethics of Gartmore Mutual Fund Capital Trust was filed with Registration Statement No. 333-75075 on August 28, 2003, and is incorporated herein by reference.

              2. Code of Ethics of the Registrant is filed herewith as Exhibit (p) 2.

ITEM 24.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         None.

ITEM 25.      INDEMNIFICATION.

         Reference is made to Article XII of Registrant's Articles of Incorporation, Article V of Registrant's By-Laws and Section 9(b) of the Underwriting Agreement between the Registrant and Gartmore Distribution Services, Inc.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26.      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

(a) Gartmore Mutual Fund Capital Trust ("GMF"), an investment adviser of the Registrant, also serves as investment adviser to Gartmore Variable Insurance Trust and Gartmore Mutual Funds. The Directors of Gartmore Global Investments, Inc., GMF's managing unitholder and the officers of GMF are as follows:

TERRI L. HILL, Director
Gartmore Global Investments, Inc.

Executive Vice President - Chief Administrative Officer
Nationwide Mutual Insurance Company
Nationwide Mutual Fire Insurance Company
Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company

W. G. JURGENSEN, Chief Executive Officer and Director
Nationwide Mutual Insurance Company
Nationwide Financial Services, Inc.
Cal Farm Insurance Company
Farmland Mutual Insurance Company
Nationwide Mutual Fire Insurance Company
Nationwide Property and Casualty Insurance Company

Chairman and Chief Executive Officer - Nationwide
Nationwide General Insurance Company
Nationwide Indemnity Company
Nationwide Investment Services Corporation

Director
Gartmore Global Investments, Inc.

Chairman
Nationwide Securities, Inc.


MICHAEL C. KELLER, Director, Executive Vice President - Chief Information
Officer
Nationwide Mutual Insurance Company
Nationwide Mutual Fire Insurance Company
Nationwide Financial Services, Inc.

Director
Gartmore Global Investments, Inc.


PAUL J. HONDROS, Director, President and Chief Executive Officer
Gartmore Investors Services, Inc.
NorthPointe Capital, LLC
Gartmore Global Investments, Inc.
Gartmore Distribution Services, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust

Chief Executive Officer and President
Gartmore Mutual Funds

Chairman and Chief Executive Officer
Gartmore Variable Insurance Trust

ROBERT A. ROSHOLT, Executive Vice President - Chief Financial Officer Nationwide Mutual Insurance Company
Nationwide Mutual Fire Insurance Company
Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company
Nationwide Financial Services, Inc.
Nationwide Investment Services Corporation

Executive Vice President, Chief Financial Officer and Director
Nationwide Global Holdings, Inc.
Nationwide Securities, Inc.

Executive Vice President and Director
Gartmore Global Investments, Inc.

Director NGH Luxembourg, S.A.


YOUNG D. CHIN, Executive Vice President - Global CIO - Equities
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Investments, Inc.
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

JEFFREY S. MEYER, Executive Vice President
Gartmore Global Asset Management Trust
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Distribution Services, Inc.


GLENN W. SODEN, Associate Vice President and Secretary
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Investments, Inc.
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

CAROL L. DOVE, Assistant Treasurer
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

JOHN F. DELALOYE, Assistant Secretary
Gartmore Mutual Fund Capital Trust
Gartmore Global Investments, Inc.
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

GERALD J. HOLLAND, Senior Vice President and Chief Administrative Officer Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Distribution Services, Inc.

Treasurer and Chief Financial Officer
Gartmore Mutual Funds
Gartmore Variable Insurance Trust

THOMAS M. SIPP, Vice President
Gartmore Global Investments, Inc.


Vice President and Treasurer
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust Gartmore Mutual Fund Capital Trust Gartmore Distribution Services, Inc.

MICHAEL A. KRULIKOWSKI, Vice President and Chief Compliance Officer Gartmore Distribution Services, Inc.
Gartmore Global Investments, Inc.
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
NorthPointe Capital, LLC
Gartmore Mutual Funds
Gartmore Variable Insurance Trust

DANIEL J. MURPHY, Assistant Treasurer
Gartmore Global Asset Management Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

ERIC E. MILLER, Senior Vice President - Chief Legal Counsel
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
NorthPointe Capital, LLC
Gartmore Morley Financial Services, Inc.
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

Secretary
Gartmore Mutual Funds
Gartmore Variable Insurance Trust

RICHARD FONASH, Vice President
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

THOMAS E. BARNES, Vice President
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

Except as otherwise noted, the principal business address of any company with which any person specified above is connected in the capacity of director, officer, employee, partner or trustee is One Nationwide Plaza, Columbus, Ohio 43215, except for the following companies:

Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.
1200 River Road, Suite 1000
Conshohocken, Pennsylvania 19428

NorthPointe Capital, LLC
201 West Big Beaver Road,
Suite 745
Troy, Michigan 48084

Gartmore Morley Financial Services, Inc.
5665 S.W. Meadows Rd., Suite 400
Lake Oswego, Oregon 97035


(b) The list required by this Item 26 of officers and directors of Gartmore Separate Accounts LLC (GSA LLC), the subadviser of the Registrant, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of the FORM ADV filed by GSA LLC, pursuant to the Advisers Act (SEC File No. 801-62156).

ITEM 27.          PRINCIPAL UNDERWRITERS.

(a) Gartmore Distribution Services, Inc. ("GDSI"), the principal underwriter of the Registrant, also acts as principal underwriter for Gartmore Variable Insurance Trust and Gartmore Mutual Funds

(b) Herewith is the information required by the following table with respect to each director, officer or partner of GDSI:

NAME:                   ADDRESS:              TITLE WITH GDSI:       TITLE WITH
                                                                     REGISTRANT:

Paul J. Hondros     1200 River Road, Ste.     President and Chief     n/a
                    1000                      Executive Officer
                    Conshohocken PA 19428

Young D. Chin       1200 River Road, Ste.     Executive Vice          n/a
                    1000                      President
                    Conshohocken PA 19428

Gerald J. Holland   1200 River Road, Ste.     Senior Vice President   n/a
                    1000                      and Chief
                    Conshohocken PA 19428     Administrative Officer

Eric E. Miller      1200 River Road, Ste.     Senior Vice President   n/a
                    1000
                    Conshohocken PA 19428

Thomas M. Sipp      1200 River Road, Ste.     Vice President, Chief   n/a
                    1000                      Financial Officer,
                    Conshohocken PA 19428     and Treasurer

Glenn W. Soden      One Nationwide Plaza      Associate Vice          n/a
                    Columbus, OH 43215        President and
                                                                      Secretary

Carol L. Dove       One Nationwide Plaza      Vice President and      n/a
                    Columbus, OH 43215        Assistant Treasurer

Daniel J. Murphy    One Nationwide Plaza      Assistant Treasurer     n/a
                    Columbus, OH 43215

Michael A.          1200 River Road, Ste.     Vice President and      n/a
Krulikowski         1000                      Chief Compliance
                    Conshohocken PA 19428     Officer

Alan A. Todryk      One Nationwide Plaza      Vice President          n/a
                    Columbus, OH 43215

NAME:                   ADDRESS:              TITLE WITH GDSI:       TITLE WITH
                                                                     REGISTRANT:

Jeffrey S. Meyer    1200 River Road, Ste.     Executive Vice          n/a
                    1000                      President
                    Conshohocken PA 19428

Thomas E. Barnes    One Nationwide Plaza      Vice President and      n/a
                    Columbus, OH 43215        Assistant Secretary


ITEM 28.      LOCATION OF ACCOUNTS AND RECORDS.

(1)      Subadministrator:
         BISYS
         3435 Stelzer Road
         Columbus, OH 43219

(2)      Custodian:
         JPMorgan Chase Bank
         4 Chase MetroTech Center
         Brooklyn, NY 11245

(3)      Subadvisor:
         Gartmore Separate Accounts LLC
         94 N. Broadway
         Irvington, NY 10533-1235

ITEM 29.      MANAGEMENT SERVICES.

         Not applicable.

ITEM 30.      UNDERTAKINGS.

         None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Gartmore Mutual Funds II, Inc. certifies that it has duly caused this Post-Effective Amendment No. 8 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, and State of New York, on this 26th day of August, 2005.

                                            GARTMORE MUTUAL FUNDS II, INC.

                                            By:      /S/ MARK P. BRONZO
                                                     ---------------------------
                                                     Mark P. Bronzo
                                                     Chairman, President and
                                                     Chief Executive Officer

PURSUANT TO THE REQUIREMENT OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NO. 8 TO THE REGISTRATION STATEMENT OF GARTMORE MUTUAL FUNDS II, INC. HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 26TH DAY OF AUGUST, 2005.

SIGNATURE & TITLE

MARK P. BRONZO*
------------------------------------
Mark P. Bronzo, Chairman, President
and Chief Executive Officer

JAMES S. CARLUCCIO*
------------------------------------
James S. Carluccio, Director

EDWARD FOGARTY, JR.*
------------------------------------
Edward Fogarty, Jr., Director

JOSEPH C. O'CONNOR*
------------------------------------
Joseph C. O'Connor, Director

DANIEL W. PORTANOVA*
------------------------------------
Daniel W. Portanova, Treasurer and
Chief Operating Officer





*BY:    /S/ MARK P. BRONZO
        ------------------------------------
        Mark P. Bronzo, Attorney-In Fact

                                  EXHIBIT LIST

Exhibit (e) 2            Form of Fee Waiver Letter Agreement between the
                         Registrant and Gartmore Distribution Services, Inc.
                         relating to the Gartmore Focus Fund

Exhibit (p) 2            Code of Ethics of the Registrant